united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Ste 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2633

Date of fiscal year end: 10/31

Date of reporting period: 10/31/22

Item 1. Reports to Stockholders.

navigator FUNDS

Annual Report

October 31, 2022

Navigator Equity Hedged Fund

Share Class	Ticker	Cusip
A share	NAVAX	66537X803
I share	NAVIX	66537X878
C share	NAVCX	66537X886

Navigator Tactical Fixed Income Fund

Share Class	Ticker	Cusip
A share	NTBAX	66538B594
I share	NTBIX	66538B578
C share	NTBCX	66538B586

Navigator Tactical Investment Grade Bond Fund

Share Class	Ticker	Cusip
I share	NTAIIX	66538J399

Navigator Tactical U.S. Allocation Fund

Share Class	Ticker	Cusip
I share	NTAIX	66538J415

Navigator Ultra Short Bond Fund

Share Class	Ticker	Cusip
A share	NUSAX	66538J530
I share	NUSIX	66538J522

Distributed by
Northern Lights Distributors, LLC
Member FINRA

Advised by:

Clark Capital Management Group

1-877-766-2264 • www.navigatorfunds.com

One Liberty Place | 53rd Floor | 1650 Market Street | Philadelphia, PA 19103 | 800.766.2264 | www.navigatorfunds.com

Navigator® Equity Hedged Fund

K. Sean Clark, CFA — Chief Investment Officer

October 31, 2022

For the fiscal year ending October 31st, 2022 the Navigator Equity Hedged Fund (the “Fund”) institutional shares declined 18.39%, compared to the MSCI World Index loss of 18.48% and the HFRX Equity Hedged Index loss of 3.35%.

●	The Fund overweighted U.S versus International throughout the fiscal year, which was a net positive contributor to performance as geopolitical issues continue weighing more heavily on Europe than domestically.

●	The strength of the U.S. dollar relative to the euro was a contributing factor to the Fund’s overweight U.S. equity allocation.

●	The Fund has recently begun to increase its international exposure as valuations overseas look compelling.

●	The Federal Reserve has hiked interest rates by 375 basis points already this year and is expected to hike again by 50 basis points in December. A lot of financial tightening has already occurred with the Fed rate hikes, higher mortgage rates, declining stocks, and an appreciating U.S. Dollar.

The economy has remained resilient in the face of inflation pressure, the most aggressive Fed rate hike cycle in decades, growing concerns from analysts calling for a recession. We feel confident that the Federal Reserve is in the late innings of their rate hike cycle. Recent data suggests we are past peak inflation with lower commodity prices, good inflation moderating, and a cooling labor market.

As far as the Fed and rate hikes go, which has been a major driver of market losses and volatility this year, the market is now pricing in another 50 bps hike in December, another 50 bps hike in the first half of 2023. A question we are seeking to answer is “Is the Fed fighting yesterday’s inflation battle?” Inflation has peaked and inflation expectations have remained well anchored. The Fed was too optimistic regarding inflation last year, and now they may be too pessimistic. Our main concern with the economy is that the Fed is hiking rates aggressively into falling inflation and a slowing economy. In our opinion the window for the Fed to engineer a soft landing is closing rapidly.

Disclosures

Clark Capital Management Group, Inc. (Clark Capital) is an investment advisor registered with the United States Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Registration does not imply a certain level of skill or training. Clark Capital is a closely held, mostly employee-owned C Corporation with all significant owners currently employed by the firm in key management capacities. More information about Clark Capital’s advisory services and fees can be found in its Form ADV which is available upon request.

The opinions expressed are those of the Clark Capital Management Group Investment Team. The opinions referenced are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. There is no guarantee of the future performance of any Clark Capital investment portfolio. Nothing herein should be construed as a solicitation, recommendation or an offer to buy, sell or hold any securities, other investments or to adopt any investment strategy or strategies. For educational use only. This information is not intended to serve as investment advice. This material is not intended to be relied upon as a forecast or research. The investment or strategy discussed may not be suitable for all investors. Investors must make their own decisions based on their specific investment objectives and financial circumstances. Past performance does not guarantee future results.

This document may contain certain information that constitutes forward-looking statements which can be identified by the use of forward-looking terminology such as “may,” “expect,” “will,” “hope,” “forecast,” “intend,” “target,” “believe,” and/or comparable terminology (or the negative thereof). No assurance, representation, or warranty is made by any person that any of Clark Capital’s assumptions, expectations, objectives, and/or goals will be achieved. Nothing contained in this document may be relied upon as a guarantee, promise, assurance, or representation as to the future.

Clark Capital Management Group, Inc. reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. The information provided in this report should not be considered a recommendation to purchase or sell any particular security, sector or industry. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from an account’s portfolio. It should not be assumed that any of the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across all 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.

HFRX Equity Hedged Index constituents are comprised of private hedge funds. Equity Hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short.

The S&P 500 measures the performance of the 500 leading companies in leading industries of the U.S. economy, capturing 75% of U.S. equities.

Past performance does not guarantee future returns. Investors should carefully consider the investment objectives, risks, charges and expenses of the Navigator Funds. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-800-766-2264. The prospectus should be read carefully before investing. The Navigator® Funds are distributed by Northern Lights Distributors, LLC member FINRA/SIPC. Clark Capital Management Group and Northern Lights Distributors LLC are not affiliated entities.

CFA® and Chartered Financial Analyst® are registered trademarks owned by CFA Institute.

9525-NLD 12/08/2022

Navigator® Tactical Fixed Income Fund

K. Sean Clark, CFA — Chief Investment Officer

October 31, 2022

For the fiscal year ended October 31st, 2022 the Navigator Tactical Fixed Income Fund Class I shares (the “Fund”) declined 9.55%, compared to the Bloomberg Barclays US Corporate High Yield Index loss of 11.76% and the Bloomberg Barclays US Aggregate Bond Index loss of 15.68%. The primary driver of performance in the Fund has always been the Fund’s sector exposure and the modeling processes that drives the allocation between High Yield Bonds, US Treasuries, and cash equivalents.

●	Credit and rates have been positively correlated this year, in contrast to normal times when they are inversely correlated. Risk-on and risk-off assets both declined as inflation spiked with CPI hitting a 40-year high of 9.1% y/y.

●	The Federal Reserve has hiked interest rates by 375 basis points already this year and is expected to hike again by 50 basis points in December. A lot of financial tightening has already occurred with the Fed rate hikes, higher mortgage rates, declining stocks, and an appreciating U.S. Dollar.

●	Elevated credit and rates volatility resulted in a larger number of allocation shifts during the fiscal year ending October 31st, 2022. The strategy owned each of the three fixed income sectors at various points during the year, as the credit markets remained very volatile. This sharply contrasted with the prior fiscal year period, in which the Fund remained invested with a risk-on bias throughout the entire period and remained fully invested in high yield bonds.

The economy has remained resilient in the face of inflation pressure, the most aggressive Fed rate hike cycle in decades, growing concerns from analysts calling for a recession. We feel confident that the Federal Reserve is in the late innings of their rate hike cycle. Recent data suggests we are past peak inflation with lower commodity prices, good inflation moderating, and a cooling labor market.

As far as the Fed and rate hikes go, which has been a major driver of market losses and volatility this year, the market is now pricing in another 50 bps hike in December, another 50 bps hike in the first half of 2023. A question we are seeking to answer is “Is the Fed fighting yesterday’s inflation battle?” Inflation has peaked and inflation expectations have remained well anchored. The Fed was too optimistic regarding inflation last year, and now they may be too pessimistic. Our main concern with the economy is that the Fed is hiking rates aggressively into falling inflation and a slowing economy. In our opinion the window for the Fed to engineer a soft landing is closing rapidly.

Disclosures

Clark Capital Management Group, Inc. (Clark Capital) is an investment advisor registered with the United States Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Registration does not imply a certain level of skill or training. Clark Capital is a closely held, mostly employee-owned C Corporation with all significant owners currently employed by the firm in key management capacities. More information about Clark Capital’s advisory services and fees can be found in its Form ADV which is available upon request.

The opinions expressed are those of the Clark Capital Management Group Investment Team. The opinions referenced are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. There is no guarantee of the future performance of any Clark Capital investment portfolio. Nothing herein should be construed as a solicitation, recommendation or an offer to buy, sell or hold any securities, other investments or to adopt any investment strategy or strategies. For educational use only. This information is not intended to serve as investment advice. This material is not intended to be relied upon as a forecast or research. The investment or strategy discussed may not be suitable for all investors. Investors must make their own decisions based on their specific investment objectives and financial circumstances. Past performance does not guarantee future results.

This document may contain certain information that constitutes forward-looking statements which can be identified by the use of forward-looking terminology such as “may,” “expect,” “will,” “hope,” “forecast,” “intend,” “target,” “believe,” and/or comparable terminology (or the negative thereof). No assurance, representation, or warranty is made by any person that any of Clark Capital’s assumptions, expectations, objectives, and/or goals will be achieved. Nothing contained in this document may be relied upon as a guarantee, promise, assurance, or representation as to the future.

Clark Capital Management Group, Inc. reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. The information provided in this report should not be considered a recommendation to purchase or sell any particular security, sector or industry. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from an account’s portfolio. It should not be assumed that any of the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

The Bloomberg Barclays Capital U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds, and Treasury inflation-protected securities are excluded, due to tax treatment issues. The index includes Treasury securities, government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S.

The Bloomberg Barclays US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded.

Past performance does not guarantee future returns. Investors should carefully consider the investment objectives, risks, charges and expenses of the Navigator Funds. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-800-766-2264. The prospectus should be read carefully before investing. The Navigator® Funds are distributed by Northern Lights Distributors, LLC member FINRA/SIPC. Clark Capital Management Group and Northern Lights Distributors LLC are not affiliated entities.

CFA® and Chartered Financial Analyst® are registered trademarks owned by CFA Institute

9526-NLD 12/08/2022

Navigator® Tactical Investment Grade Bond Fund

K. Sean Clark, CFA — Chief Investment Officer

October 31, 2022

For the fiscal year ended October 31st, 2022 the Navigator Tactical Investment Grade Bond Fund Class I shares (the “Fund”) declined 8.75% compared to the Bloomberg Barclays US Aggregate Bond Index loss of 15.68%. The primary driver of performance in the Fund is its sector exposure and the modeling processes that drives the allocation between Investment Grade Bonds, US Treasuries, and cash equivalents.

●	The Fund’s alpha is driven by the Credit Risk Management models that determine its allocation. When risk-on the Fund will invest in BBB rated corporate bonds, when risk-off the Fund will invest in U.S. Treasuries or T-bills.

●	Credit and rates have been positively correlated this year, in contrast to normal times when they are inversely correlated. Risk-on and risk-off assets both declined as inflation spiked with CPI hitting a 40-year high of 9.1% y/y.

●	The Federal Reserve has hiked interest rates by 375 basis points already this year and is expected to hike again by 50 basis points in December. A lot of financial tightening has already occurred with the Fed rate hikes, higher mortgage rates, declining stocks, and an appreciating U.S. Dollar.

●	Elevated credit and rates volatility resulted in a large number of allocation shifts during the fiscal year ending October 31st, 2022. The strategy owned each of the three fixed income sectors at various points during the year, as the credit markets remained very volatile.

The economy has remained resilient in the face of inflation pressure, the most aggressive Fed rate hike cycle in decades, growing concerns from analysts calling for a recession. We feel confident that the Federal Reserve is in the late innings of their rate hike cycle. Recent data suggests we are past peak inflation with lower commodity prices, good inflation moderating, and a cooling labor market.

As far as the Fed and rate hikes go, which has been a major driver of market losses and volatility this year, the market is now pricing in another 50 bps hike in December, another 50 bps hike in the first half of 2023. A question we are seeking to answer is “Is the Fed fighting yesterday’s inflation battle?” Inflation has peaked and inflation expectations have remained well anchored. The Fed was too optimistic regarding inflation last year, and now they may be too pessimistic. Our main concern with the economy is that the Fed is hiking rates aggressively into falling inflation and a slowing economy. In our opinion the window for the Fed to engineer a soft landing is closing rapidly.

Disclosures

Clark Capital Management Group, Inc. (Clark Capital) is an investment advisor registered with the United States Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Registration does not imply a certain level of skill or training. Clark Capital is a closely held, mostly employee-owned C Corporation with all significant owners currently employed by the firm in key management capacities. More information about Clark Capital’s advisory services and fees can be found in its Form ADV which is available upon request.

The opinions expressed are those of the Clark Capital Management Group Investment Team. The opinions referenced are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. There is no guarantee of the future performance of any Clark Capital investment portfolio. Nothing herein should be construed as a solicitation, recommendation or an offer to buy, sell or hold any securities, other investments or to adopt any investment strategy or strategies. For educational use only. This information is not intended to serve as investment advice. This material is not intended to be relied upon as a forecast or research. The investment or strategy discussed may not be suitable for all investors. Investors must make their own decisions based on their specific investment objectives and financial circumstances. Past performance does not guarantee future results.

This document may contain certain information that constitutes forward-looking statements which can be identified by the use of forward-looking terminology such as “may,” “expect,” “will,” “hope,” “forecast,” “intend,” “target,” “believe,” and/or comparable terminology (or the negative thereof). No assurance, representation, or warranty is made by any person that any of Clark Capital’s assumptions, expectations, objectives, and/or goals will be achieved. Nothing contained in this document may be relied upon as a guarantee, promise, assurance, or representation as to the future.

Clark Capital Management Group, Inc. reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. The information provided in this report should not be considered a recommendation to purchase or sell any particular security, sector or industry. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from an account’s portfolio. It should not be assumed that any of the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

The Bloomberg Barclays Capital U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds, and Treasury inflation-protected securities are excluded, due to tax treatment issues. The index includes Treasury securities, government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S.

Past performance does not guarantee future returns. Investors should carefully consider the investment objectives, risks, charges and expenses of the Navigator Funds. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-800-766-2264. The prospectus should be read carefully before investing. The Navigator® Funds are distributed by Northern Lights Distributors, LLC member FINRA/SIPC. Clark Capital Management Group and Northern Lights Distributors LLC are not affiliated entities.

CFA® and Chartered Financial Analyst® are registered trademarks owned by CFA Institute

9527-NLD 12/08/2022

Navigator® Tactical U.S. Allocation Fund

K. Sean Clark, CFA — Chief Investment Officer

October 31, 2022

For the fiscal year ended October 31st, 2022 the Navigator Tactical U.S. Allocation Fund Class I shares (the “Fund”) declined 15.28% compared to the S&P 500 Index loss of 14.61%. The primary driver of performance in the Fund is its allocation exposure and the modeling processes that drives the allocation between U.S. Equities, US Treasuries, and cash equivalents.

●	The Fund’s alpha is driven by the Credit Risk Management models that determine its allocation. When risk-on the Fund will invest in U.S. Equities, when risk-off the Fund will invest in U.S. Treasuries or T-bills.

●	Credit and rates have been positively correlated this year, in contrast to normal times when they are inversely correlated. Risk-on and risk-off assets both declined as inflation spiked with CPI hitting a 40-year high of 9.1% y/y.

●	The Federal Reserve has hiked interest rates by 375 basis points already this year and is expected to hike again by 50 basis points in December. A lot of financial tightening has already occurred with the Fed rate hikes, higher mortgage rates, declining stocks, and an appreciating U.S. Dollar.

●	Elevated credit and rates volatility resulted in a larger number of allocation shifts during the fiscal year ending October 31st, 2022. This sharply contrasted with the prior fiscal year period, in which the Fund remained invested with a risk-on bias throughout the entire period and remained fully invested in U.S. equities.

The economy has remained resilient in the face of inflation pressure, the most aggressive Fed rate hike cycle in decades, growing concerns from analysts calling for a recession. We feel confident that the Federal Reserve is in the late innings of their rate hike cycle. Recent data suggests we are past peak inflation with lower commodity prices, good inflation moderating, and a cooling labor market.

As far as the Fed and rate hikes go, which has been a major driver of market losses and volatility this year, the market is now pricing in another 50 bps hike in December, another 50 bps hike in the first half of 2023. A question we are seeking to answer is “Is the Fed fighting yesterday’s inflation battle?” Inflation has peaked and inflation expectations have remained well anchored. The Fed was too optimistic regarding inflation last year, and now they may be too pessimistic. Our main concern with the economy is that the Fed is hiking rates aggressively into falling inflation and a slowing economy. In our opinion the window for the Fed to engineer a soft landing is closing rapidly.

Disclosures

Clark Capital Management Group, Inc. (Clark Capital) is an investment advisor registered with the United States Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Registration does not imply a certain level of skill or training. Clark Capital is a closely held, mostly employee-owned C Corporation with all significant owners currently employed by the firm in key management capacities. More information about Clark Capital’s advisory services and fees can be found in its Form ADV which is available upon request.

The opinions expressed are those of the Clark Capital Management Group Investment Team. The opinions referenced are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. There is no guarantee of the future performance of any Clark Capital investment portfolio. Nothing herein should be construed as a solicitation, recommendation or an offer to buy, sell or hold any securities, other investments or to adopt any investment strategy or strategies. For educational use only. This information is not intended to serve as investment advice. This material is not intended to be relied upon as a forecast or research. The investment or strategy discussed may not be suitable for all investors. Investors must make their own decisions based on their specific investment objectives and financial circumstances. Past performance does not guarantee future results.

This document may contain certain information that constitutes forward-looking statements which can be identified by the use of forward-looking terminology such as “may,” “expect,” “will,” “hope,” “forecast,” “intend,” “target,” “believe,” and/or comparable terminology (or the negative thereof). No assurance, representation, or warranty is made by any person that any of Clark Capital’s assumptions, expectations, objectives, and/or goals will be achieved. Nothing contained in this document may be relied upon as a guarantee, promise, assurance, or representation as to the future.

Clark Capital Management Group, Inc. reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. The information provided in this report should not be considered a recommendation to purchase or sell any particular security, sector or industry. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from an account’s portfolio. It should not be assumed that any of the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

The S&P 500 measures the performance of the 500 leading companies in leading industries of the U.S. economy, capturing 75% of U.S. equities.

Past performance does not guarantee future returns. Investors should carefully consider the investment objectives, risks, charges and expenses of the Navigator Funds. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-800-766-2264. The prospectus should be read carefully before investing. The Navigator® Funds are distributed by Northern Lights Distributors, LLC member FINRA/SIPC. Clark Capital Management Group and Northern Lights Distributors LLC are not affiliated entities.

CFA® and Chartered Financial Analyst® are registered trademarks owned by CFA Institute.

9528-NLD 12/08/2022

Navigator Ultra Short Bond Fund

Robert S. Bennett, Jr. – Senior Portfolio Manager

October 31, 2022

For the fiscal period ending October 31st, 2022, the Navigator Ultra Short Bond Fund (“the Fund”) Class I shares returned 0.23%, compared to the Bloomberg Barclays U.S. Treasury Bellwethers 1 Year Index return of -1.01%. The duration of the Fund continues to be shorter than the benchmark, which led to the Fund’s outperformance versus the benchmark. The Fund was invested in a mix of floating and fixed rate debt during the reporting period. The floating rate market continues digest the lower amount of Libor based debt and the adoption of SOFR based debt and these dynamics have led to opportunities in the overall short-term debt markets.

It was a busy year to say the least for the Federal Reserve. During the reporting period, the Fed increased the target range 300 basis points. We started the fiscal year with the Fed setting the target range of 0 to 25 basis points and by fiscal year-end the Fed had moved the target range to 300 to 325 basis points. The Fed conducted eight meetings during the fiscal period and five of which saw target range rate increases.

The market is now pricing in a terminal rate of around 500 basis points, which would imply the Fed will continue to raise the target range for the remainder of 2022 and into the first half of 2023. We expect to keep the Fund’s duration shorter than the benchmark and invest opportunistically amid the changing landscape.

9538-NLD 12/09/2022

Navigator Equity Hedged Fund

PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the periods ended October 31,2022 compared to its benchmarks:

Comparison of change in value of $25,000 Investment

			Annualized
	One Year	Five Year	Ten Year	Since Inception*
Navigator Equity Hedged Fund:
Class A	(18.52)%	2.72%	3.67%	2.04%
Class A with load of 5.50%	(22.99)%	1.56%	3.09%	1.55%
Class C	(19.09)%	1.96%	2.90%	1.27%
Class I	(18.39)%	2.96%	3.92%	2.29%
MSCI World Index	(18.48)%	6.37%	8.94%	8.06%
HFRX Equity Hedge Index	(3.35)%	2.89%	3.30%	1.39%

________________

*	Fund commenced operations on December 28, 2010.

The “MSCI World Index” is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance consisting of 23 developed market country indices. Investors cannot invest directly in an index or benchmark.

The HFRX Equity Hedge Index is designed to be representative of equity hedge strategies which maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. The referenced index is shown for general market comparisons and is not meant to represent the Fund. Investors cannot invest directly in an index or benchmark; unmanaged index returns do not reflect any fees, expenses or sales charges.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Per the fee table in the Fund’s February 28, 2022 prospectus, the total annual operating expenses before fee waivers are 2.14%, 2.89% and 1.89% for the Fund’s Class A, Class C and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 5.50% imposed on purchases. For performance information current to the most recent month-end, please call 1-877-766-2264.

Navigator Equity Hedged Fund

PORTFOLIO REVIEW (Unaudited)(Continued)

PORTFOLIO COMPOSITION+ (Unaudited)

		Collateral For Securities
Exchange Traded Funds	73.7%	Loaned	18.0%
Equity Funds	73.7%	Options*	0.8%
		Short-Term Investments	7.5%
			10 0.0%

+	Based on Schedule of Investments Market Value as of October 31, 2022. Please refer to the Fund’s Schedule of Investments in the report for a detailed listing of the Fund’s holdings.

*	Options purchased percentage is netted with options written.

Navigator Tactical Fixed Income Fund

PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the periods ended October 31, 2022, compared to its benchmark:

Comparison of change in value of $25,000 Investment

		Annualized
	One Year	Five Years	Since Inception*
Navigator Tactical Fixed Income Fund:
Class A	(9.79)%	1.70%	3.11%
Class A with load of 3.75%	(13.21)%	0.93%	2.65%
Class C	(10.53)%	0.93%	2.35%
Class I	(9.55)%	1.96%	3.39%
Bloomberg U.S. Corporate High Yield Bond Index	(11.76)%	2.01%	3.31%

*	Fund commenced operations on March 27, 2014.

The Bloomberg U.S. Corporate High Yield Bond Index is a market value-weighted index which covers the U.S. non-investment grade fixed-rate debt market. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Per the fee table in the Fund’s February 28, 2022 prospectus, the total annual operating expenses before fee waivers are 1.36%, 2.11% and 1.11% for the Fund’s Class A, Class C and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 3.75% imposed on purchases. For performance information current to the most recent month-end, please call 1-877-766-2264.

Navigator Tactical Fixed Income Fund

PORTFOLIO REVIEW (Unaudited)(Continued)

PORTFOLIO COMPOSITION+ (Unaudited)

Corporate Bonds	38.9%
Exchange Traded Funds	30.5%
U.S. Government & Agencies	11.8%
Commercial Paper	2.4%
Open-End Fund	1.4%
Municipal Bonds	0.8%
Options Purchased	0.1%
Short-Term Investments	14.1%
100.0%

+	Based on Schedule of Investments Market Value as of October 31, 2022, Please refer to the Fund’s Schedule of Investments in the report for a detailed listing of the Fund’s holdings.

Navigator Tactical Investment Grade Bond Fund

PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the period ended October 31, 2022, compared to its benchmark:

Comparison of change in value of $25,000 Investment

	One Year	Since Inception*
Navigator Tactical Investment Grade Bond Fund:
Class I	(8.75)%	(8.36)%
Bloomberg U.S. Aggregate Bond Index	(15.68)%	(14.26)%

*	Fund commenced operations on August 31, 2021.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities. Investors cannot invest directly in an index.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Per the fee table in the Fund’s February 28, 2022 prospectus, the total annual operating expenses before fee waivers are 1.78% and 1.53% for the Fund’s Class A and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 3.75% imposed on purchases. For performance information current to the most recent month-end, please call 1-877-766-2264.

PORTFOLIO COMPOSITION+ (Unaudited)

Short - Term Investments	100.0%
100.0%

+	Based on Schedule of Investments Market Value as of October 31, 2022. Please refer to the Fund’s Schedule of Investments in the report for a detailed listing of the Fund’s holdings.

Navigator Tactical U.S. Allocation Fund

PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the period ended October 31, 2022, compared to its benchmark:

Comparison of change in value of $25,000 Investment

	One Year	Since Inception*
Navigator Tactical U.S. Allocation Fund:
Class I	(15.28)%	(5.88)%
S&P 500 Total Return Index	(14.61)%	(5.06)%

*	Fund commenced operations on June 11, 2021.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Per the fee table in the Fund’s February 28, 2022 prospectus, the total annual operating expenses before fee waivers are 1.59% and 1.34% for the Fund’s Class A and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 3.75% imposed on purchases. For performance information current to the most recent month-end, please call 1-877-766-2264.

PORTFOLIO COMPOSITION+ (Unaudited)

Corporate Bonds	79.4%
Short-Term Investments	20.6%
100.0%

+	Based on Schedule of Investments Market Value as of October 31, 2022. Please refer to the Fund’s Schedule of Investments in the report for a detailed listing of the Fund’s holdings.

Navigator Ultra Short Bond Fund

PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the periods ended October 31, 2022, compared to its benchmark:

Comparison of change in value of $25,000 Investment

	One Year	Three Year	Since Inception*
Navigator Ultra Short Bond Fund:
Class A	0.07%	0.89%	1.40%
Class A with load of 3.75%	(3.73)%	(0.39)%	0.33%
Class I	0.23%	0.84%	1.15%
Bloomberg U.S. Treasury Bellwethers: 1 Year Index	(1.01)%	0.36%	0.85%

*	Fund commenced operations on March 21, 2019. Start of performance is March 25, 2019.

Bloomberg U.S. Treasury Bellwethers: 1 Year Index measures the performance of the U.S. government bond market and includes public obligations of the U.S. Treasury with a maturity of up to a year. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Per the fee table in the Fund’s February 28, 2022 prospectus, the total annual operating expenses are 0.96% and 0.71% for the Fund’s Class A and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 3.75% imposed on purchases. For performance information current to the most recent month-end, please call 1-877-766-2264.

PORTFOLIO COMPOSITION+ (Unaudited)

Corporate Bonds	95.3%
Commercial Paper	1.8%
Short-Term Investments	2.9%
100.0%

+	Based on Schedule of Investments Market Value as of October 31, 2022. Please refer to the Fund’s Schedule of Investments in the report for a detailed listing of the Fund’s holdings.

NAVIGATOR EQUITY HEDGED FUND
SCHEDULE OF INVESTMENTS
October 31, 2022

Shares					Fair Value
	EXCHANGE-TRADED FUNDS — 89.1%
	EQUITY - 89.1%
32,381	Invesco BuyBack Achievers ETF(d)				$2,749,471
11,135	iShares Biotechnology ETF(d)				1,431,850
17,655	iShares MSCI USA Momentum Factor ETF(d)				2,606,584
30,170	iShares U.S. Broker-Dealers & Securities Exchanges ETF(d)				2,893,605
12,664	iShares US Aerospace & Defense ETF(d)				1,357,707
70,341	SPDR Portfolio S&P 500 Value ETF				2,702,501
43,075	SPDR S&P 400 Mid Cap Value ETF				2,777,476
28,208	SPDR S&P Bank ETF				1,369,498
20,671	SPDR S&P Regional Banking ETF(d)				1,321,910
32,220	Vanguard Energy ETF				4,059,076
6,546	Vanguard Industrials ETF				1,164,730
78,541	Xtrackers MSCI EAFE Hedged Equity ETF(d)				2,794,489
					27,228,897

	TOTAL EXCHANGE-TRADED FUNDS (Cost $26,774,319)				27,228,897

	SHORT-TERM INVESTMENTS — 9.0%
	MONEY MARKET FUNDS - 9.0%
1,226,121	Dreyfus Money Market Fund, Select Class, 2.25%(a)				1,226,121
1,531,904	Dreyfus Treasury Obligations Cash Management Fund, Institutional Class, 2.98%(a)				1,531,904
	TOTAL MONEY MARKET FUNDS (Cost $2,758,025)				2,758,025

	TOTAL SHORT-TERM INVESTMENTS (Cost $2,758,025)				2,758,025

Contracts(b)		Expiration Date	Exercise Price	Notional Value
	INDEX OPTIONS PURCHASED(e) - 1.7%
	PUT OPTIONS PURCHASED - 1.7%
86	S&P 500 INDEX	11/30/2022	$3,760	$33,299,028	$527,180
	TOTAL PUT OPTIONS PURCHASED (Cost - $688,390)

	TOTAL INDEX OPTIONS PURCHASED (Cost - $688,390)				527,180

The accompanying notes are an integral part of these financial statements.

NAVIGATOR EQUITY HEDGED FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Shares					Fair Value
	COLLATERAL FOR SECURITIES LOANED – 17.6%

5,393,719	Dreyfus Treasury Securities Cash Management Fund, Institutional Class, 2.98% (a),(c)				$5,393,719

	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $5,393,719)

	TOTAL INVESTMENTS – 117.4% (Cost $35,614,453)				$35,907,821
	PUT OPTIONS WRITTEN - (0.7)% (Premiums received - $336,353)				(233,060)
	LIABILITIES IN EXCESS OF OTHER ASSETS – (16.7)%				(5,104,121)
	NET ASSETS - 100.0%				$30,570,640

Contracts(b)		Expiration Date	Exercise Price	Notional Value
	WRITTEN INDEX OPTIONS(e) - (0.7)%
	PUT OPTIONS WRITTEN - (0.7)%
86	S&P 500 INDEX	11/30/2022	$3,610	$33,299,028	$233,060
	TOTAL PUT OPTIONS WRITTEN (Premiums received - $336,353)

	TOTAL INDEX OPTIONS WRITTEN (Premiums received - $336,353)				$233,060

EAFE	- Europe, Australasia and Far East

ETF	- Exchange-Traded Fund

MSCI	- Morgan Stanley Capital International

SPDR	- Standard & Poor’s Depositary Receipt

(a)	Rate disclosed is the seven-day effective yield as of October 31, 2022.

(b)	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

(c)	Security purchased with cash proceeds of securities lending collateral.

(d)	All or a portion of the security is on loan. Total loaned securities had a value of $5,262,527 at October 31, 2022. Security purchase with cash proceeds of securities lending collateral value of $5,393,719.

(e)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS
October 31, 2022

Shares					Fair Value
	EXCHANGE-TRADED FUNDS — 31.0%
	FIXED INCOME - 31.0%
22,364,917	iShares iBoxx $ High Yield Corporate Bond ETF				$1,642,255,855
4,568,599	SPDR Bloomberg High Yield Bond ETF				411,402,340
					2,053,658,195

	TOTAL EXCHANGE-TRADED FUNDS (Cost $2,083,066,358)				2,053,658,195

	OPEN-END FUNDS — 1.5%
	FIXED INCOME - 0.8%
5,094,406	Navigator Ultra Short Bond Fund, Class I(g)				50,740,288

	MIXED ALLOCATION - 0.7%
5,426,506	Navigator Tactical US Allocation Fund, Class I(g)				45,962,506

	TOTAL OPEN-END FUNDS (Cost $105,266,198)				96,702,794

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity
	CORPORATE BONDS — 39.5%
	AEROSPACE & DEFENSE — 0.8%
23,000,000	Boeing Company		1.1670	02/04/23	22,775,155
5,596,000	Boeing Company		4.5080	05/01/23	5,573,831
19,250,000	Huntington Ingalls Industries, Inc.		0.6700	08/16/23	18,525,090
2,682,000	L3Harris Technologies, Inc.(a)	US0003M + 0.750%	3.9860	03/10/23	2,677,859
1,000,000	Northrop Grumman Corporation		3.2500	08/01/23	986,496
					50,538,431
	ASSET MANAGEMENT — 0.3%
22,000,000	Charles Schwab Corporation		0.7500	03/18/24	20,758,992
1,900,000	Eaton Vance Corporation		3.6250	06/15/23	1,882,925
					22,641,917
	AUTOMOTIVE — 2.2%
10,000,000	American Honda Finance Corporation		0.3500	04/20/23	9,795,660
13,593,000	American Honda Finance Corporation		0.8750	07/07/23	13,208,675
2,900,000	Fiat Chrysler Automobiles N.V.		5.2500	04/15/23	2,893,156

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 39.5% (Continued)
	AUTOMOTIVE — 2.2% (Continued)
2,542,000	General Motors Company		5.4000	10/02/23	$2,532,118
1,973,000	General Motors Financial Company, Inc.		1.7000	08/18/23	1,910,772
9,100,000	Toyota Motor Credit Corporation(a)	US0003M + 0.640%	4.9670	04/26/23	9,103,532
59,000,000	Toyota Motor Credit Corporation(a)	SOFR + 0.350%	3.3860	06/13/23	58,953,528
2,000,000	Toyota Motor Credit Corporation		0.5000	08/14/23	1,934,552
45,000,000	Toyota Motor Credit Corporation(a)	SOFRINDX + 0.650%	3.6810	12/29/23	45,026,964
					145,358,957

	BANKING — 5.2%
49,278,000	Bank of America Corporation(b)	US0003M + 0.790%	3.0040	12/20/23	49,101,188
15,000,000	Bank of Montreal(a)	SOFRINDX + 0.710%	3.5200	03/08/24	14,905,046
2,800,000	Bank of Nova Scotia		2.0000	11/15/22	2,797,729
1,041,000	Bank of Nova Scotia		1.9500	02/01/23	1,034,288
6,819,000	Bank of Nova Scotia		1.6250	05/01/23	6,697,357
5,000,000	Bank of Nova Scotia		0.7000	04/15/24	4,667,522
52,058,000	Canadian Imperial Bank of Commerce		0.4500	06/22/23	50,512,540
1,961,000	Canadian Imperial Bank of Commerce		0.9500	06/23/23	1,905,265
2,000,000	Cooperatieve Rabobank UA		2.7500	01/10/23	1,992,175
2,580,000	Deutsche Bank A.G.(a)	US0003M + 1.190%	4.1120	11/16/22	2,578,621
35,000,000	Discover Bank		4.2000	08/08/23	34,634,232
5,000,000	Huntington National Bank		3.5500	10/06/23	4,922,971
1,400,000	JPMorgan Chase & Company		3.3750	05/01/23	1,389,270
4,400,000	Lloyds Banking Group plc		4.0500	08/16/23	4,348,784
22,060,000	Natwest Group plc		3.8750	09/12/23	21,724,327
1,684,000	PNC Bank NA		2.9500	01/30/23	1,677,835
8,800,000	Royal Bank of Canada(a)	US0003M + 0.360%	4.4390	01/17/23	8,790,307
5,000,000	Royal Bank of Canada		1.6000	04/17/23	4,922,636
3,705,000	Royal Bank of Canada		0.5000	10/26/23	3,538,504
12,000,000	Skandinaviska Enskilda Banken A.B.(c)		2.2000	12/12/22	11,968,291
5,750,000	Skandinaviska Enskilda Banken A.B.(a),(c)	US0003M + 0.645%	3.8810	12/12/22	5,746,281
16,858,000	Toronto-Dominion Bank (a)	US0003M + 0.530%	3.6120	12/01/22	16,850,098
2,000,000	Toronto-Dominion Bank		0.2500	01/06/23	1,985,069
500,000	Toronto-Dominion Bank		3.5000	07/19/23	494,973

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 39.5% (Continued)
	BANKING — 5.2% (Continued)
78,075,000	Toronto-Dominion Bank (a)	SOFR + 0.480%	3.5210	01/27/23	$78,052,290
6,837,000	Truist Financial Corporation		2.2000	03/16/23	6,775,682
2,000,000	Westpac Banking Corporation		2.7500	01/11/23	1,993,403
					346,006,684
	BEVERAGES — 0.2%
14,116,000	Heineken N.V.(c)		2.7500	04/01/23	13,974,378
2,000,000	PepsiCo, Inc.		0.4000	10/07/23	1,918,474
					15,892,852
	BIOTECH & PHARMA — 3.1%
13,622,000	AbbVie, Inc.		2.9000	11/06/22	13,617,134
48,553,000	AbbVie, Inc.		2.3000	11/21/22	48,484,050
37,140,000	AbbVie, Inc.(a)	US0003M + 0.650%	3.6340	11/21/22	37,114,027
2,600,000	AbbVie, Inc.		3.7500	11/14/23	2,566,470
60,000,000	AstraZeneca plc		0.3000	05/26/23	58,509,518
4,000,000	Bristol-Myers Squibb Company		0.5370	11/13/23	3,828,042
25,000,000	Gilead Sciences, Inc.		2.5000	09/01/23	24,459,464
13,577,000	Gilead Sciences, Inc.		0.7500	09/29/23	13,071,370
2,000,000	GlaxoSmithKline Capital plc		0.5340	10/01/23	1,922,709
615,000	Merck & Company, Inc.		2.8000	05/18/23	608,691
1,470,000	Royalty Pharma plc		0.7500	09/02/23	1,410,591
200,000	Takeda Pharmaceutical Company Ltd.		4.4000	11/26/23	197,968
					205,790,034
	CABLE & SATELLITE — 0.2%
1,200,000	Cequel Communications Holdings I, LLC / Cequel(c)		7.5000	04/01/28	1,043,388
8,805,000	Time Warner Entertainment Company, L.P.		8.3750	03/15/23	8,901,909
					9,945,297
	CHEMICALS — 0.2%
3,013,000	DuPont de Nemours, Inc.		4.2050	11/15/23	2,981,007
5,000,000	International Flavors & Fragrances, Inc.		3.2000	05/01/23	4,951,048
4,545,000	LYB International Finance BV		4.0000	07/15/23	4,499,151
					12,431,206

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 39.5% (Continued)
	CONSTRUCTION MATERIALS — 0.1%
10,000,000	Martin Marietta Materials, Inc.		0.6500	07/15/23	$9,674,699

	E-COMMERCE DISCRETIONARY — 1.5%
26,490,000	Amazon.com, Inc.		0.2500	05/12/23	25,878,845
25,000,000	Amazon.com, Inc.		2.7300	04/13/24	24,319,779
50,947,000	eBay, Inc.(a)	US0003M + 0.870%	5.2850	01/30/23	50,979,674
					101,178,298
	ELECTRIC UTILITIES — 2.6%
15,000,000	CenterPoint Energy, Inc.(a)	SOFR + 0.650%	3.2950	05/13/24	14,690,896
11,125,000	Dominion Energy, Inc.(c)		2.4500	01/15/23	11,060,938
24,150,000	Dominion Energy, Inc.(a)	US0003M + 0.530%	3.8230	09/15/23	24,057,068
6,322,000	DTE Energy Company		0.5500	11/01/22	6,322,000
12,025,000	Florida Power & Light Company(a)	SOFR + 0.250%	2.8820	05/10/23	11,981,854
34,000,000	Florida Power & Light Company(a)	SOFRINDX + 0.380%	3.4210	01/12/24	33,642,871
55,715,000	NextEra Energy Capital Holdings, Inc.(a)	US0003M + 0.270%	3.2540	02/22/23	55,618,788
2,500,000	NextEra Energy Capital Holdings, Inc.		0.6500	03/01/23	2,465,338
4,191,000	Pacific Gas and Electric Company		4.2500	08/01/23	4,150,029
5,410,000	Southern Company (The)(a)	SOFR + 0.370%	3.0020	05/10/23	5,386,999
					169,376,781
	ELECTRICAL EQUIPMENT — 0.5%
25,000,000	Siemens Financieringsmaatschappij N.V.(c)		0.4000	03/11/23	24,608,164
10,000,000	Siemens Financieringsmaatschappij N.V.(c)		0.6500	03/11/24	9,423,530
					34,031,694
	ENTERTAINMENT CONTENT — 0.1%
1,000,000	Discovery Communications, LLC		2.9500	03/20/23	991,378
6,672,000	TWDC Enterprises 18 Corporation		2.3500	12/01/22	6,663,014
					7,654,392
	FOOD — 0.5%
5,897,000	Campbell Soup Company		3.6500	03/15/23	5,867,936
14,483,000	Conagra Brands, Inc.		3.2000	01/25/23	14,417,949
14,250,000	Conagra Brands, Inc.		0.5000	08/11/23	13,712,820
					33,998,705

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 39.5% (Continued)
	GAS & WATER UTILITIES — 0.1%
2,700,000	Atmos Energy Corporation		0.6250	03/09/23	$2,661,315
3,869,000	Atmos Energy Corporation(a)	US0003M + 0.380%	3.5740	03/09/23	3,860,163
831,000	ONE Gas, Inc.		0.8500	03/11/23	818,785
					7,340,263
	HEALTH CARE FACILITIES & SERVICES — 1.9%
13,830,000	AmerisourceBergen Corporation		0.7370	03/15/23	13,615,343
19,500,000	Cardinal Health, Inc.		3.2000	03/15/23	19,372,308
531,000	Cigna Corporation		3.0500	11/30/22	530,031
2,500,000	Cigna Corporation		3.7500	07/15/23	2,474,779
24,253,000	Cigna Corporation(a)	US0003M + 0.890%	4.9690	07/15/23	24,258,598
21,036,000	Elevance Health, Inc.		0.4500	03/15/23	20,689,441
14,189,000	Humana, Inc.		3.1500	12/01/22	14,172,972
6,500,000	Humana, Inc.		2.9000	12/15/22	6,480,502
23,605,000	Humana, Inc.		0.6500	08/03/23	22,808,232
					124,402,206
	HOME CONSTRUCTION — 0.3%
16,709,000	DR Horton, Inc.		5.7500	08/15/23	16,739,131

	INDUSTRIAL SUPPORT SERVICES — 0.3%
20,000,000	Triton Container International Ltd.(c)		0.8000	08/01/23	19,152,703

	INSTITUTIONAL FINANCIAL SERVICES — 2.7%
2,000,000	Bank of New York Mellon Corporation		2.9500	01/29/23	1,990,922
7,400,000	Bank of New York Mellon Corporation		0.5000	04/26/24	6,913,340
28,000,000	Coinbase Global, Inc.(c)		3.6250	10/01/31	16,645,229
2,000,000	Credit Suisse Group A.G.		3.8000	06/09/23	1,950,308
23,283,000	Goldman Sachs Group, Inc.		3.6250	01/22/23	23,231,128
15,452,000	Goldman Sachs Group, Inc.(a)	US0003M + 0.750%	3.7080	02/23/23	15,444,853
14,900,000	Goldman Sachs Group, Inc.		0.5230	03/08/23	14,666,235
20,000,000	Goldman Sachs Group, Inc.(a)	SOFR + 0.620%	3.3880	12/06/23	19,849,977
7,000,000	Goldman Sachs Group, Inc.(b)	SOFR + 0.572%	0.6730	03/08/24	6,861,072
25,000,000	JPMorgan Chase Financial Company, LLC		2.5000	05/01/23	24,551,252
784,000	Morgan Stanley -		4.8750	11/01/22	784,000

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 39.5% (Continued)
	INSTITUTIONAL FINANCIAL SERVICES — 2.7% (Continued)
2,025,000	Morgan Stanley		3.1250	01/23/23	$2,018,228
9,517,000	Morgan Stanley(a)	US0003M + 1.220%	4.0830	05/08/24	9,522,963
32,914,000	Nasdaq, Inc.		0.4450	12/21/22	32,723,453
					177,152,960
	INSURANCE — 2.9%
1,865,000	Allstate Corporation		3.1500	06/15/23	1,844,940
500,000	Aon plc		4.0000	11/27/23	494,289
17,000,000	Brighthouse Financial Global Funding(c)		0.6000	06/28/23	16,465,812
20,000,000	Equitable Financial Life Global Funding(c)		0.5000	04/06/23	19,625,777
14,500,000	Metropolitan Life Global Funding I MTN(a),(c)	SOFR + 0.570%	3.6080	01/13/23	14,504,526
43,500,000	New York Life Global Funding(c)		0.6000	08/27/24	40,150,614
25,000,000	New York Life Global Funding(a),(c)	SOFRINDX + 0.610%	3.6430	04/21/25	24,693,811
62,000,000	Northwestern Mutual Global Funding(c)		0.6000	03/25/24	58,163,654
5,000,000	Pricoa Global Funding I(c)		3.4500	09/01/23	4,935,253
13,400,000	Protective Life Global Funding(c)		1.0820	06/09/23	13,064,728
					193,943,404
	LEISURE FACILITIES & SERVICES — 0.3%
20,217,000	Starbucks Corporation(a)	SOFRINDX + 0.420%	3.0650	02/14/24	20,136,525

	MACHINERY — 2.3%
4,360,000	Caterpillar Financial Services Corporation		0.2500	03/01/23	4,306,900
100,000,000	Caterpillar Financial Services Corporation(a)	SOFR + 0.450%	3.0950	11/13/23	99,962,261
800,000	John Deere Capital Corporation		1.2000	04/06/23	788,335
2,000,000	John Deere Capital Corporation		0.7000	07/05/23	1,947,159
2,364,000	John Deere Capital Corporation		0.4000	10/10/23	2,267,852
44,372,000	Trane Technologies Global Holding Company Ltd.		4.2500	06/15/23	44,049,908
					153,322,415
	MEDICAL EQUIPMENT & DEVICES — 0.5%
32,000,000	Illumina, Inc.		0.5500	03/23/23	31,410,689

	OIL & GAS PRODUCERS — 2.1%
5,629,000	Canadian Natural Resources Ltd.		2.9500	01/15/23	5,607,117

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 39.5% (Continued)
	OIL & GAS PRODUCERS — 2.1% (Continued)
9,000,000	Chevron USA, Inc.(a)	US0003M + 0.200%	3.1210	08/11/23	$8,979,820
10,716,000	Continental Resources, Inc.		4.5000	04/15/23	10,682,941
14,457,000	Enbridge, Inc.(a)	SOFR + 0.400%	3.0630	02/17/23	14,431,484
17,500,000	Enbridge, Inc.(a)	SOFRINDX + 0.630%	3.2790	02/16/24	17,309,816
16,433,000	Energy Transfer Operating, L.P.		4.2500	03/15/23	16,350,024
13,015,000	Exxon Mobil Corporation		1.5710	04/15/23	12,835,296
39,266,000	Kinder Morgan Energy Partners, L.P.		3.5000	09/01/23	38,759,865
16,930,000	Pioneer Natural Resources Company		0.5500	05/15/23	16,522,036
					141,478,399
	RETAIL - CONSUMER STAPLES — 0.6%
36,724,000	7-Eleven, Inc.(c)		0.6250	02/10/23	36,277,359
2,000,000	Walmart, Inc.		3.4000	06/26/23	1,985,616
					38,262,975
	RETAIL - DISCRETIONARY — 0.7%
39,665,000	Lowe’s Companies, Inc.		3.8750	09/15/23	39,222,176
10,000,000	TJX Companies, Inc.		2.5000	05/15/23	9,857,698
					49,079,874
	SEMICONDUCTORS — 1.5%
3,300,000	Marvell Technology, Inc.		4.2000	06/22/23	3,276,504
40,410,000	Microchip Technology, Inc.		4.3330	06/01/23	40,157,267
7,000,000	Microchip Technology, Inc.		0.9720	02/15/24	6,586,320
30,000,000	NVIDIA Corporation		0.3090	06/15/23	29,182,536
20,345,000	Skyworks Solutions, Inc.		0.9000	06/01/23	19,766,109
					98,968,736
	SOFTWARE — 0.7%
25,221,000	Oracle Corporation		3.6250	07/15/23	24,953,124
19,758,000	VMware, Inc.		0.6000	08/15/23	19,027,604
					43,980,728
	SPECIALTY FINANCE — 2.6%
4,000,000	AerCap Ireland Capital DAC / AerCap Global		4.5000	09/15/23	3,929,447
28,993,000	Air Lease Corporation(a)	US0003M + 0.350%	3.6430	12/15/22	28,973,011
2,000,000	American Express Company		3.4000	02/27/23	1,990,945
50,459,000	American Express Company(a)	US0003M + 0.750%	3.5520	08/03/23	50,403,070

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 39.5% (Continued)
	SPECIALTY FINANCE — 2.6% (Continued)
35,000,000	American Express Company(a)	SOFRINDX + 0.720%	3.3270	05/03/24	$34,862,000
10,000,000	American Express Company		3.3750	05/03/24	9,700,352
9,587,000	Capital One Financial Corporation		3.2000	01/30/23	9,543,797
29,673,000	Capital One Financial Corporation(a)	US0003M + 0.720%	5.1350	01/30/23	29,666,808
6,237,000	Capital One Financial Corporation		3.5000	06/15/23	6,179,451
					175,248,881
	TECHNOLOGY HARDWARE — 0.8%
6,270,000	Apple, Inc.		2.4000	05/03/23	6,200,877
47,906,000	Dell International, LLC / EMC Corporation		5.4500	06/15/23	47,840,319
					54,041,196
	TECHNOLOGY SERVICES — 0.0%(d)
600,000	Fiserv, Inc.		3.8000	10/01/23	591,251

	TELECOMMUNICATIONS — 0.7%
37,500,000	Sprint Communications, Inc.		6.0000	11/15/22	37,552,500
4,000,000	Sprint Corporation		7.8750	09/15/23	4,072,034
					41,624,534
	TOBACCO & CANNABIS — 0.2%
9,500,000	Altria Group, Inc.		4.0000	01/31/24	9,349,247
900,000	Philip Morris International, Inc.		1.1250	05/01/23	882,707
					10,231,954
	TRANSPORTATION & LOGISTICS — 0.1%
6,500,000	Ryder System, Inc.		3.8750	12/01/23	6,408,865

	TRANSPORTATION EQUIPMENT — 0.7%
24,500,000	Daimler Trucks Finance North America, LLC(a),(c)	SOFR + 0.500%	3.2960	06/14/23	24,424,072
25,000,000	Daimler Trucks Finance North America, LLC(a),(c)	SOFR + 1.000%	4.0410	04/07/24	24,936,762
					49,360,834

	TOTAL CORPORATE BONDS (Cost $2,652,421,285)				2,617,398,470

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	MUNICIPAL BONDS — 0.8%
	COMBINED UTILITIES — 0.4%
30,500,000	Long Island Power Authority		0.3590	03/01/23	$30,058,683

	ECONOMIC & INDUSTRIAL DEVELOPMENT — 0.4%
25,000,000	California Infrastructure & Economic Development		0.8500	01/01/50	24,774,668

	TOTAL MUNICIPAL BONDS (Cost $55,182,774)				54,833,351

	U.S. GOVERNMENT & AGENCIES — 11.9%
	U.S. TREASURY BILLS — 11.9%
600,000,000	United States Treasury Floating Rate Note(a)	USBMMY3M + 0.037%	4.0780	07/31/24	599,416,350
194,000,000	United States Treasury Note		3.8750	09/30/29	190,544,375
					789,960,725

	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $793,770,004)				789,960,725

	COMMERCIAL PAPER — 2.4%
	COMMERCIAL PAPER - 2.4%
40,250,000	Crown Castle International Corporation		0.0000	11/03/22	40,241,100
55,000,000	Fortune Brands Home & Security Inc.		0.0000	11/02/22	54,993,965
10,000,000	Hilltop Securities Incorporated		0.0000	11/09/22	9,990,556
26,000,000	Ovintiv, Inc.		0.0000	11/07/22	25,981,800
30,000,000	Quanta Services, Inc.		0.0000	11/02/22	29,996,709
					161,204,130

	TOTAL COMMERCIAL PAPER (Cost $161,204,130)				161,204,130

Shares
	SHORT-TERM INVESTMENTS — 14.3%
	MONEY MARKET FUNDS - 14.3%
100,010,001	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 3.08%(e)				100,000,000

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 14.3% (Continued)
	MONEY MARKET FUNDS - 14.3% (Continued)
350,518,769	Dreyfus Treasury Obligations Cash Management Fund, Institutional Class, 2.98%(e)	$350,518,769
100,000,000	Federated Hermes Institutional Prime Obligations, Institutional Class, 3.08%(e)	99,970,000
99,940,036	Goldman Sachs Financial Square Money Market Fund, Institutional Class, 3.25%(e)	99,980,012
200,405,245	JPMorgan Prime Money Market Fund, Capital Class, 3.10%(e)	200,425,286
99,775,552	Morgan Stanley Institutional Liquidity Funds - Prime Portfolio, Institutional Class, 3.09%(e)	99,765,575
	TOTAL MONEY MARKET FUNDS (Cost $950,719,671)	950,659,642

	TOTAL SHORT-TERM INVESTMENTS (Cost $950,719,671)	950,659,642

Contracts(f)		Expiration Date	Exercise Price	Notional Value
	FUTURE OPTIONS PURCHASED - 0.1%
	PUT OPTIONS PURCHASED - 0.1%
1,000	S&P500 E-Mini Option Index	12/16/2022	$3,550.00	$193,599,000	$1,900,000
1,000	S&P500 E-Mini Option Index	12/16/2022	3,600.00	193,599,000	2,337,500
1,000	U.S. 5 Years Future Option commodity	11/25/2022	104.00	106,590,000	78,125
1,409	U.S. 5 Years Future Option commodity	11/25/2022	104.50	150,185,310	176,125
2,000	U.S. 5 Years Future Option commodity	11/25/2022	105.00	213,180,000	406,250
4,000	U.S. 5 Years Future Option commodity	11/25/2022	99.00	426,360,000	31,252
	TOTAL PUT OPTIONS PURCHASED (Cost - $4,947,144)				4,929,252

	TOTAL FUTURE OPTIONS PURCHASED (Cost - $4,947,144)				4,929,252

	TOTAL INVESTMENTS - 101.5% (Cost $6,806,577,564)				$6,729,346,559
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.5)%				(96,747,622)
	NET ASSETS - 100.0%				$6,632,598,937

OPEN FUTURES CONTRACTS
Number of				Unrealized Appreciation
Contracts	Open Long Futures Contracts	Expiration	Notional Amount	(Depreciation)
8,457	CBOT 5 Year US Treasury Note	12/30/2022	$901,465,458	$(2,536,186)
3,214	CME E-Mini Standard & Poor’s 500 Index Future	12/16/2022	623,998,100	3,878,611
	TOTAL FUTURES CONTRACTS			$1,342,425

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS
October 31, 2022

ETF	- Exchange-Traded Fund

LLC	- Limited Liability Company

LP	- Limited Partnership

LTD	- Limited Company

NV	- Naamioze Vennootschap

PLC	- Public Limited Company

SPDR	- Standard & Poor’s Depositary Receipt

SOFR	Secured Overnight Financing Rate

SOFRINDX	Secured Overnight Financing Rate Index

United States SOFR	United States Secured Overnight Financing Rate

US0003M	ICE LIBOR USD 3 Month

USBMMY3M	US Treasury 3 Month Bill Money Market Yield

(a)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(b)	Variable rate security; the rate shown represents the rate on October 31, 2022.

(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2022 the total market value of 144A securities is $390,865,270 or 5.9% of net assets.

(d)	Percentage rounds to less than 0.1%.

(e)	Rate disclosed is the seven-day effective yield as of October 31, 2022.

(f)	Each option contract allows the Fund to purchase or sell 1 underlying futures contract or 100 shares of the underlying security.

(g)	Affiliated Security.

OPEN CREDIT DEFAULT SWAP AGREEMENTS (1)

OPEN CREDIT DEFAULT SWAP AGREEMENTS - SELL PROTECTION (2)

Reference Entity	Counterparty	Termination Date	Interest Rate Payable	Notional Value at October 31, 2022	Value	Upfront Premiums Paid	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Series 35	GS	12/20/2025	5.00%	$222,750,000	$6,086,520	$12,584,139	$(6,497,619)
CDX North American High Yield Series 36	GS	6/20/2026	5.00%	245,421,000	6,803,425	17,233,091	(10,429,666)
CDX North American High Yield Series 37	GS	12/20/2026	5.00%	385,308,000	10,193,494	6,735,925	3,457,569
CDX North American High Yield Series 38	GS	6/20/2027	5.00%	100,485,000	1,411,847	1,364,251	47,596
CDX North American High Yield Series 38	MS	6/20/2027	5.00%	9,999,000	140,489	136,244	4,245
CDX North American High Yield Series 39	GS	12/20/2027	5.00%	1,525,000,000	(2,572,167)	(6,258,437)	3,686,270
CDX North American High Yield Series 39	MS	12/20/2027	5.00%	250,000,000	(421,666)	(868,610)	446,944

TOTAL OPEN CREDIT DEFAULT SWAP					$21,641,942	$30,926,603	$(9,284,661)

GS - Goldman Sachs

MS - Morgan Stanley

(1)	For centrally cleared swaps, the notional amounts represent the maximum potential the Fund may pay/receive as a seller/buyer of credit protection if a credit event occurs, as defined under the terms of the swap contract, for each security included in the reference entity.

(2)	For centrally cleared swaps, when a credit event occurs as defined under the terms of the swap contract, the Fund as a seller of credit protection will either (i) pay a net amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2022

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 99.9%
	MONEY MARKET FUNDS - 99.9%
99,980,004	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 3.08%(a)	$99,970,006
359,711,891	Dreyfus Treasury Obligations Cash Management Fund, Institutional Class, 2.98%(a)	359,711,891
150,000,000	Federated Hermes Institutional Prime Obligations, Institutional Class, 3.08%(a)	149,955,000
199,940,018	JPMorgan Prime Money Market Fund, Capital Class, 3.10%(a)	199,960,012
200,000,000	Morgan Stanley Institutional Liquidity Funds - Prime Portfolio, Institutional Class, 3.09%(a)	200,000,000
	TOTAL MONEY MARKET FUNDS (Cost $1,009,711,891)	1,009,596,909

	TOTAL SHORT-TERM INVESTMENTS (Cost $1,009,711,891)	1,009,596,909

	TOTAL INVESTMENTS - 99.9% (Cost $1,009,711,891)	$1,009,596,909
	OTHER ASSETS IN EXCESS OF LIABILITIES- 0.1%	1,407,258
	NET ASSETS - 100.0%	$1,011,004,167

(a)	Rate disclosed is the seven-day effective yield as of October 31, 2022.

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL U.S. ALLOCATION FUND
SCHEDULE OF INVESTMENTS
October 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.1%
	AEROSPACE & DEFENSE — 2.2%
1,000,000	L3Harris Technologies, Inc.(a)	US0003M + 0.750%	3.9860	03/10/23	$998,456

	AUTOMOTIVE — 5.4%
1,500,000	American Honda Finance Corporation(a)	US0003M + 0.420%	3.5880	09/08/23	1,497,109
1,000,000	Toyota Motor Credit Corporation(a)	SOFR + 0.350%	3.3860	06/13/23	999,212
					2,496,321
	BANKING — 5.1%
872,000	Bank of America Corporation(b)	US0003M + 0.790%	3.0040	12/20/23	868,871
1,000,000	Toronto-Dominion Bank(a)	US0003M + 0.530%	3.6120	12/01/22	999,531
500,000	Toronto-Dominion Bank(a)	United States SOFR + 0.480%	3.5210	01/27/23	499,855
					2,368,257
	BEVERAGES — 2.1%
1,000,000	Heineken N.V.(c)		2.7500	04/01/23	989,967

	BIOTECH & PHARMA — 2.2%
1,000,000	AstraZeneca plc(a)	US0003M + 0.665%	3.6070	08/17/23	999,843

	E-COMMERCE DISCRETIONARY — 3.5%
1,604,000	eBay, Inc.(a)	US0003M + 0.870%	5.2850	01/30/23	1,605,029

	ELECTRIC UTILITIES — 10.0%
1,123,000	Dominion Energy, Inc.(a)	US0003M + 0.530%	3.8230	09/15/23	1,118,678
1,035,000	Duke Energy Corporation(a)	SOFR + 0.250%	3.0800	06/10/23	1,028,473
1,436,000	NextEra Energy Capital Holdings, Inc.(a)	US0003M + 0.270%	3.2540	02/22/23	1,433,520
1,000,000	PPL Electric Utilities Corporation(a)	US0003M + 0.250%	3.8910	09/28/23	997,043
					4,577,714
	HEALTH CARE FACILITIES & SERVICES — 10.8%
1,000,000	Aetna, Inc.		2.8000	06/15/23	985,567
1,000,000	Anthem, Inc.		0.4500	03/15/23	983,525
1,000,000	Cardinal Health, Inc.		3.2000	03/15/23	993,452
2,000,000	Cigna Corporation(a)	US0003M + 0.890%	4.9690	07/15/23	2,000,462
					$4,963,006

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL U.S. ALLOCATION FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.1% (Continued)
	INSTITUTIONAL FINANCIAL SERVICES — 1.5%
710,000	Nasdaq, Inc.		0.4450	12/21/22	$705,890

	LEISURE FACILITIES & SERVICES — 5.3%
1,000,000	Hyatt Hotels Corporation		1.3000	10/01/23	960,796
1,500,000	Starbucks Corporation(a)	SOFRINDX + 0.420%	3.0650	02/14/24	1,494,029
					2,454,825
	MACHINERY — 2.2%
1,000,000	Trane Technologies Global Holding Company Ltd.		4.2500	06/15/23	992,741

	MEDICAL EQUIPMENT & DEVICES — 6.3%
2,000,000	PerkinElmer, Inc.		0.5500	09/15/23	1,922,695
1,000,000	Thermo Fisher Scientific, Inc.		0.7970	10/18/23	960,260
					2,882,955
	OIL & GAS PRODUCERS — 9.8%
1,000,000	Chevron USA, Inc.(a)	US0003M + 0.200%	3.1210	08/11/23	997,758
1,000,000	Enbridge, Inc.(a)	SOFRINDX + 0.630%	3.2790	02/16/24	989,132
1,000,000	Energy Transfer Operating, L.P.		4.2500	03/15/23	994,950
1,535,000	Kinder Morgan Energy Partners, L.P.		3.4500	02/15/23	1,527,228
					4,509,068
	SPECIALTY FINANCE — 4.3%
1,000,000	American Express Company(a)	US0003M + 0.750%	3.5520	08/03/23	998,892
1,000,000	Capital One Financial Corporation		3.2000	01/30/23	995,493
					1,994,385
	TECHNOLOGY HARDWARE — 2.2%
1,000,000	Dell International, LLC / EMC Corporation		5.4500	06/15/23	998,629

	TELECOMMUNICATIONS — 2.2%
1,000,000	Sprint Communications, Inc.		6.0000	11/15/22	1,001,400

	TOTAL CORPORATE BONDS (Cost $34,779,718)				34,538,486

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL U.S. ALLOCATION FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 19.5%
	MONEY MARKET FUNDS - 19.5%
6,973,058	Dreyfus Treasury Obligations Cash Management Fund, Institutional Class, 2.98%(d)	$6,973,058
2,000,000	Federated Hermes Institutional Prime Obligations, Institutional Class, 3.08%(d)	1,999,400
	TOTAL MONEY MARKET FUNDS (Cost $8,973,058)	8,972,458

	TOTAL SHORT-TERM INVESTMENTS (Cost $8,973,058)	8,972,458

	TOTAL INVESTMENTS - 94.6% (Cost $43,752,776)	$43,510,944
	OTHER ASSETS IN EXCESS OF LIABILITIES- 5.4%	2,464,501
	NET ASSETS - 100.0%	$45,975,445

OPEN FUTURES CONTRACTS
Number of Contracts	Open Long Futures Contracts	Expiration	Notional Amount	Unrealized Appreciation
237	CME E-Mini Standard & Poor’s 500 Index	12/16/2022	$46,013,550	$274,050
	TOTAL FUTURES CONTRACTS

LLC	- Limited Liability Company

LP	- Limited Partnership

LTD	- Limited Company

NV	- Naamioze Vennootschap

PLC	- Public Limited Company

SOFR	Secured Overnight Financing Rate

SOFRINDX	Secured Overnight Financing Rate Index

United States SOFR	United States Secured Overnight Financing Rate

US0003M	ICE LIBOR USD 3 Month

(a)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(b)	Variable rate security; the rate shown represents the rate on October 31, 2022.

(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2022 the total market value of 144A securities is $989,967 or 2.2% of net assets.

(d)	Rate disclosed is the seven-day effective yield as of October 31, 2022.

The accompanying notes are an integral part of these financial statements.

NAVIGATOR ULTRA SHORT BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 96.8%
	AEROSPACE & DEFENSE — 6.9%
2,000,000	Boeing Company		1.1670	02/04/23	$1,980,448
750,000	Huntington Ingalls Industries, Inc.		0.6700	08/16/23	721,757
1,000,000	L3Harris Technologies, Inc.(a)	US0003M + 0.750%	3.9860	03/10/23	998,456
					3,700,661
	ASSET MANAGEMENT — 3.7%
2,000,000	Blackstone Holdings Finance Company, LLC(b)		4.7500	02/15/23	1,996,717

	AUTOMOTIVE — 6.3%
1,563,000	American Honda Finance Corporation(a)	US0003M + 0.420%	3.5880	09/08/23	1,559,988
1,000,000	Hyundai Capital America(b)		2.8500	11/01/22	1,000,000
900,000	Toyota Motor Credit Corporation(a)	US0003M + 0.640%	4.9670	04/26/23	900,349
					3,460,337
	BANKING — 6.3%
1,000,000	Deutsche Bank A.G.(a)	US0003M + 1.190%	4.1120	11/16/22	999,465
1,680,000	Discover Bank		3.3500	02/06/23	1,672,240
750,000	Toronto-Dominion Bank (a)	United States SOFR + 0.480%	3.5210	01/27/23	749,782
					3,421,487
	BEVERAGES — 1.9%
1,000,000	Heineken N.V.(b)		2.7500	04/01/23	989,967

	BIOTECH & PHARMA — 1.9%
1,000,000	AstraZeneca plc(a)	US0003M + 0.665%	3.6070	08/17/23	999,843

	CABLE & SATELLITE — 2.8%
1,500,000	Time Warner Entertainment Company, L.P.		8.3750	03/15/23	1,516,509

	CONSTRUCTION MATERIALS — 2.7%
1,500,000	Carlisle Companies, Inc.		0.5500	09/01/23	1,443,963

	E-COMMERCE DISCRETIONARY — 5.6%
3,000,000	eBay, Inc.(a)	US0003M + 0.870%	5.2850	01/30/23	3,001,924

The accompanying notes are an integral part of these financial statements.

NAVIGATOR ULTRA SHORT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 96.8% (Continued)
	ELECTRIC UTILITIES — 7.4%
1,000,000	Dominion Energy, Inc.(a)	US0003M + 0.530%	3.8230	09/15/23	$996,152
1,000,000	Florida Power & Light Company(a)	SOFRINDX + 0.380%	3.4210	01/12/24	989,496
1,000,000	NextEra Energy Capital Holdings, Inc.(a)	US0003M + 0.270%	3.2540	02/22/23	998,273
1,000,000	PPL Electric Utilities Corporation(a)	US0003M + 0.250%	3.8910	09/28/23	997,043
					3,980,964
	FOOD — 1.3%
750,000	Conagra Brands, Inc.		0.5000	08/11/23	721,727

	GAS & WATER UTILITIES — 1.4%
750,000	Atmos Energy Corporation(a)	US0003M + 0.380%	3.5740	03/09/23	748,287

	HEALTH CARE FACILITIES & SERVICES — 1.8%
1,000,000	Humana, Inc.		2.9000	12/15/22	997,000

	INSTITUTIONAL FINANCIAL SERVICES — 8.3%
1,500,000	Goldman Sachs Group, Inc.(a)	US0003M + 0.750%	3.7080	02/23/23	1,499,306
1,000,000	JPMorgan Chase Financial Company, LLC		2.5000	05/01/23	982,050
1,000,000	MORGAN STANLEY(a)	US0003M + 1.220%	4.0830	05/08/24	1,000,627
1,000,000	Nasdaq, Inc.		0.4450	12/21/22	994,211
					4,476,194
	INSURANCE — 3.3%
200,000	Intact US Holdings, Inc.		4.6000	11/09/22	199,927
1,592,000	Reliance Standard Life Global Funding II(b)		3.8500	09/19/23	1,563,756
					1,763,683
	LEISURE FACILITIES & SERVICES — 5.5%
1,000,000	Hyatt Hotels Corporation		1.3000	10/01/23	960,795
2,000,000	Starbucks Corporation(a)	SOFRINDX + 0.420%	3.0650	02/14/24	1,992,039
					2,952,834
	MACHINERY — 0.9%
500,000	Trane Technologies Global Holding Company Ltd.		4.2500	06/15/23	496,371

	MEDICAL EQUIPMENT & DEVICES — 1.8%
1,000,000	PerkinElmer, Inc.		0.5500	09/15/23	961,348

The accompanying notes are an integral part of these financial statements.

NAVIGATOR ULTRA SHORT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 96.8% (Continued)
	OIL & GAS PRODUCERS — 8.2%
1,461,000	Chevron USA, Inc.(a)	US0003M + 0.200%	3.1210	08/11/23	$1,457,724
1,500,000	Enbridge, Inc.(a)	SOFRINDX + 0.630%	3.2790	02/16/24	1,483,699
1,500,000	Energy Transfer Operating, L.P.		4.2500	03/15/23	1,492,426
					4,433,849
	RETAIL - CONSUMER STAPLES — 1.8%
1,000,000	7-Eleven, Inc.(b)		0.6250	02/10/23	987,838

	RETAIL - DISCRETIONARY — 2.1%
1,170,000	TJX Companies, Inc.		2.5000	05/15/23	1,153,351

	SEMICONDUCTORS — 1.8%
1,000,000	Skyworks Solutions, Inc.		0.9000	06/01/23	971,546

	SPECIALTY FINANCE — 5.6%
2,000,000	Air Lease Corporation(a)	US0003M + 0.350%	3.6430	12/15/22	1,998,621
1,030,000	American Express Company(a)	US0003M + 0.750%	3.5520	08/03/23	1,028,858
					3,027,479
	TECHNOLOGY HARDWARE — 2.8%
1,500,000	Dell International, LLC / EMC Corporation		5.4500	06/15/23	1,497,944

	TELECOMMUNICATIONS — 4.7%
2,000,000	Sprint Communications, Inc.		6.0000	11/15/22	2,002,800
500,000	Sprint Corporation		7.8750	09/15/23	509,004
					2,511,804
	TOTAL CORPORATE BONDS (Cost $52,585,542)				52,213,627

The accompanying notes are an integral part of these financial statements.

NAVIGATOR ULTRA SHORT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	COMMERCIAL PAPER – 1.8%
1,000,000	Hilltop Securities Incorporated	0.0000	11/09/22	$999,056

	TOTAL COMMERCIAL PAPER (Cost $999,056)			999,056

Shares
	SHORT-TERM INVESTMENTS — 3.0%
	MONEY MARKET FUND - 3.0%
1,609,633	Dreyfus Treasury Obligations Cash Management Fund, Institutional Class, 2.98% (Cost $1,609,633)(c)			1,609,633

	TOTAL INVESTMENTS - 101.6% (Cost $55,194,231)			$54,822,316
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.6)%			(858,021)
	NET ASSETS - 100.0%			$53,964,295

LLC	- Limited Liability Company

LP	- Limited Partnership

LTD	- Limited Company

NV	- Naamioze Vennootschap

PLC	- Public Limited Company

SOFRINDX	Secured Overnight Financing Rate Index

United States SOFR	United States Secured Overnight Financing Rate

US0003M	ICE LIBOR USD 3 Month

(a)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2022 the total market value of 144A securities is $6,538,278 or 12.1% of net assets.

(c)	Rate disclosed is the seven-day effective yield as of October 31, 2022.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2022

	Navigator
	Equity Hedged		Navigator Tactical
	Fund		Fixed Income Fund
Assets:
Investments in Securities at Cost (including affiliated securities of $0 and $105,266,198, respectively)	$35,614,453		$6,806,577,564
Investments in Securities at Value (including affiliated securities of $0 and $96,702,794, respectively)	$35,907,821	(a)	$6,729,346,559
Cash	—		5,881,018
Deposits with Broker for Futures and Options Contracts with Goldman Sachs	—		36,100,832
Deposits with Broker for Option Contracts with Pershing	212,739		74,385,505
Deposit with Broker for Swaps with Goldman Sachs	—		249,271,303
Deposit with Broker for Swaps with Morgan Stanley	—		25,713,121
Receivable for Fund Shares Sold	127,131		4,540,944
Receivable for Securities Lending Income	4,708		—
Dividends and Interest Receivable	6,066		17,378,001
Receivable for Investments Sold	2,700,205		1,571,882,326
Premiums Paid for Swap Contracts	—		30,926,603
Unrealized Appreciation on Swap Contracts	—		7,642,624
Unrealized Appreciation on Futures Contracts	—		3,878,611
Prepaid Expenses and Other Assets	20,039		114,101
Total Assets	38,978,709		8,757,061,548
Liabilities:
Collateral on Securities Loaned	5,393,719		—
Option Contracts Written at Value (premiums received of $336,353 and $0, respectively)	233,060		—
Payable to Related Parties	13,129		268,320
Accrued Advisory Fees	20,049		4,487,529
Payable for Fund Shares Redeemed	15,046		7,224,185
Accrued Distribution Fees	392		32,663
Unrealized Depreciation on Swap Contracts	—		16,927,285
Payable for Securities Purchased	2,718,152		2,092,864,757
Unrealized Depreciation on Futures Contracts	—		2,536,186
Accrued Expenses and Other Liabilities	14,522		121,686
Total Liabilities	8,408,069		2,124,462,611

Net Assets	$30,570,640		$6,632,598,937

Composition of Net Assets:
At October 31, 2022, Net Assets consisted of:
Paid-in-Capital	$36,688,806		$7,489,759,160
Accumulated Losses	(6,118,166)		(857,160,223)
Net Assets	$30,570,640		$6,632,598,937

Net Asset Value Per Share
Class A Shares:
Net Assets	$764,262		$47,807,844
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	92,117		5,146,728
Net Asset Value (Net Assets ÷ Shares Outstanding) and Redemption Price Per Share	$8.30		$9.29
Maximum Offering Price Per Share (Maximum sales charge of 5.50% and 3.75%, respectively)	$8.78		$9.65

Class C Shares:
Net Assets	$290,413		$26,309,250
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	38,217		2,839,988
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$7.60		$9.26

Class I Shares:
Net Assets	$29,515,965		$6,558,481,843
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	3,584,501		705,572,195
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$8.23		$9.30

(a)	Includes loaned securities with a value of $5,262,527.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
October 31, 2022

	Navigator Tactical	Navigator	Navigator Ultra
	Investment Grade	Tactical U.S.	Short Bond
	Bond Fund	Allocation Fund	Fund
Assets:
Investments in Securities at Cost	$1,009,711,891	$43,752,776	$55,194,231
Investments in Securities at Value	$1,009,596,909	$43,510,944	$54,822,316
Deposits with Broker for Futures Contracts with Goldman Sachs	16,881	2,020,041	—
Dividends and Interest Receivable	2,478,007	232,208	341,188
Receivable for Fund Shares Sold	1,379,061	—	—
Unrealized Appreciation on Futures Contracts	—	274,050	—
Prepaid Expenses and Other Assets	77,047	1,739	7,808
Total Assets	1,013,547,905	46,038,982	55,171,312

Liabilities:
Payable for Fund Shares Redeemed	1,698,241	—	—
Accrued Advisory Fees	508,324	29,743	16,155
Payable to Related Parties	119,031	10,810	14,434
Payable for Securities Purchased	—	—	1,153,913
Accrued Expenses and Other Liabilities	218,142	22,984	22,515
Total Liabilities	2,543,738	63,537	1,207,017

Net Assets	$1,011,004,167	$45,975,445	$53,964,295

Composition of Net Assets:
At October 31, 2022, Net Assets consisted of:
Paid-in-Capital	$1,069,722,707	$54,289,872	$54,305,111
Accumulated Losses	(58,718,540)	(8,314,427)	(340,816)
Net Assets	$1,011,004,167	$45,975,445	$53,964,295

Net Asset Value Per Share
Class A Shares:
Net Assets			$10,764
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)			1,043
Net Asset Value (Net Assets ÷ Shares Outstanding) and Redemption Price Per Share			$10.32
Maximum Offering Price Per Share (Maximum sales charge of 3.75%)			$10.72

Class I Shares:
Net Assets	$1,011,004,167	$45,975,445	$53,953,531
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	113,137,915	5,426,507	5,415,213
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$8.94	$8.47	$9.96

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2022

	Navigator Equity	Navigator Tactical Fixed
	Hedged Fund	Income Fund
Investment Income:
Dividend Income (including income on affiliated securities of $0, and $2,346,242, respectively)	$562,047	$39,704,320
Interest Income	26,037	80,145,944
Securities Lending - net	95,201	12,401,356
Total Investment Income	683,285	132,251,620

Expenses:
Investment Advisory Fees	258,517	63,234,013
Distribution Fees:
Class A	2,738	148,683
Class C	3,107	293,100
Administration Fees	70,798	1,224,993
Registration & Filing Fees	70,000	244,107
Transfer Agent Fees	27,588	935,990
Third Party Administrative Servicing Fees	25,916	7,450,687
Chief Compliance Officer Fees	23,740	128,823
Audit Fees	17,002	19,998
Legal Fees	14,226	16,002
Trustees’ Fees	11,510	11,510
Custody Fees	9,558	547,028
Insurance Expense	2,930	82,452
Printing Expense	2,253	293,240
Miscellaneous Expenses	5,728	208,348
Total Expenses	545,611	74,838,974
Less: Expenses waived or fees reimbursed by Advisor for Affiliated Holdings	—	(1,037,709)
Less: Expenses waived or fees reimbursed by the Advisor	(160,843)	—
Net Expenses	384,768	73,801,265
Net Investment Income	298,517	58,450,355

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments (including loss on affiliated securities of $0 and $4,891,681, respectively)	(6,396,737)	(202,275,145)
Distribution of Realized Gains From Underlying Investment Companies	—	2,668,723
Securities Sold Short	(1,062,510)	—
Futures Contracts	—	(128,528,789)
Swap Contracts	—	(346,251,974)
Options Purchased	(1,500,050)	(16,753,274)
Options Written	2,495,257	(13,042,497)
	(6,464,040)	(704,182,956)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments (including gain (loss) on affiliated securities of $0, and $(12,492,568), respectively)	(989,682)	(99,491,457)
Futures Contracts	—	(10,447,783)
Swap Contracts	—	(21,141,924)
Options Purchased	118,301	5,009,109
Options Written	(95,675)	(376,002)
	(967,056)	(126,448,057)
Net Realized and Unrealized Loss on Investments	(7,431,096)	(830,631,013)

Net Decrease in Net Assets Resulting From Operations	$(7,132,579)	$(772,180,658)

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF OPERATIONS (Continued)
For the Year Ended October 31, 2022

	Navigator Tactical	Navigator Tactical
	Investment Grade	U.S. Allocation	Navigator Ultra
	Bond Fund	Fund	Short Bond Fund
Investment Income:
Dividend Income	$139,979	$—	$—
Interest Income	16,255,000	634,836	882,561
Securities Lending - net	10,412	—	—
Total Investment Income	16,405,391	634,836	882,561

Expenses:
Investment Advisory Fees	5,674,333	425,204	158,663
Distribution Fees:
Class A	—	—	45
Administration Fees	328,389	76,465	76,398
Transfer Agent Fees	277,041	18,951	19,962
Third Party Administrative Servicing Fees	658,155	—	1,740
Custody Fees	127,910	9,398	11,001
Registration & Filing Fees	104,975	2,453	20,822
Printing Expense	84,832	5,776	801
Chief Compliance Officer Fees	31,610	23,867	23,960
Audit Fees	20,295	18,524	18,002
Legal Fees	14,568	16,785	14,672
Trustees’ Fees	11,516	11,516	11,484
Insurance Expense	4,667	940	3,085
Interest Expense	—	5,336	—
Miscellaneous Expenses	62,962	7,558	5,492
Total Expenses	7,401,253	622,773	366,127
Less: Expenses waived or fees reimbursed/recaptured by the Advisor	(632,196)	(112,432)	(128,968)
Net Expenses	6,769,057	510,341	237,159
Net Investment Income	9,636,334	124,495	645,402

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	(55,474,901)	(51,247)	(125,434)
Futures Contracts	(7,603,184)	(6,638,197)	—
Swap Contracts	2,928,020	—	—
	(60,150,065)	(6,689,444)	(125,434)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	508,563	(222,247)	(359,833)
Futures Contracts	—	(1,477,660)	—
	508,563	(1,699,907)	(359,833)

Net Realized and Unrealized Loss on Investments	(59,641,502)	(8,389,351)	(485,267)

Net Increase (Decrease) in Net Assets Resulting From Operations	$(50,005,168)	$(8,264,856)	$160,135

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF CHANGES IN NET ASSETS

	Navigator Equity Hedged Fund
	For the Year	For the Year
	Ended	Ended
	October 31, 2022	October 31, 2021
Operations:

Net Investment Income	$298,517	$103,853
Net Realized Gain (Loss) on Investments, Securities Sold Short and Options	(6,464,040)	7,351,431
Net Change in Unrealized Appreciation (Depreciation) on Investments, Securities Sold Short and Options	(967,056)	385,508
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,132,579)	7,840,792

Distributions to Shareholders:
Class A	(182,018)	(2,658)
Class C	(48,179)	—
Class I	(5,292,747)	(173,606)
Net Decrease in Net Assets Resulting from Distributions to Shareholders	(5,522,944)	(176,264)

Beneficial Interest Transactions:
Proceeds from Shares Sold:
Class A	681,687	315,375
Class C	52,089	28,168
Class I	10,680,605	12,920,212
Distributions Reinvested:
Class A	83,330	1,691
Class C	48,180	—
Class I	5,083,206	162,781
Cost of Shares Redeemed:
Class A	(704,607)	(150,998)
Class C	(25,007)	(59,736)
Class I	(10,862,296)	(8,298,154)
Net Increase in Net Assets Resulting from Shares of Beneficial Interest	5,037,187	4,919,339

Increase (Decrease) in Net Assets	(7,618,336)	12,583,867

Net Assets:
Beginning of Year	38,188,976	25,605,109
End of Year	$30,570,640	$38,188,976

SHARE ACTIVITY
Class A:
Shares Sold	67,767	27,192
Shares Reinvested	8,424	150
Shares Redeemed	(78,347)	(13,817)
Net increase (decrease) in shares of beneficial interest outstanding	(2,156)	13,525

Class C:
Shares Sold	6,000	2,514
Shares Reinvested	5,294	—
Shares Redeemed	(2,849)	(6,068)
Net increase (decrease) in shares of beneficial interest outstanding	8,445	(3,554)

Class I:
Shares Sold	1,174,297	1,115,124
Shares Reinvested	519,582	14,710
Shares Redeemed	(1,221,436)	(745,046)
Net increase in shares of beneficial interest outstanding	472,443	384,788

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Navigator Tactical Fixed Income Fund
	For the Year	For the Year
	Ended	Ended
	October 31, 2022	October 31, 2021
Operations:

Net Investment Income	$58,450,355	$50,740,973
Net Realized Gain (Loss) on Investments, Securities Sold Short, Futures Contracts, Swaps, and Options Written	(704,182,956)	457,657,115
Net Change in Unrealized Appreciation (Depreciation) on Investments, Securities Sold Short, Futures Contracts, Swaps, and Options Written	(126,448,057)	95,951,166
Net Increase (decrease) in Net Assets Resulting from Operations	(772,180,658)	604,349,254

Distributions to Shareholders:
Class A	(3,627,577)	(4,101,075)
Class C	(1,612,492)	(1,072,367)
Class I	(504,769,616)	(413,227,929)
Net Decrease in Net Assets Resulting from Distributions to Shareholders	(510,009,685)	(418,401,371)

Beneficial Interest Transactions:
Proceeds from Shares Sold:
Class A	23,779,497	24,497,958
Class C	8,744,471	15,707,145
Class I	2,400,518,303	3,273,892,672
Distributions Reinvested:
Class A	3,552,527	4,014,632
Class C	1,509,687	1,003,306
Class I	451,156,987	358,270,357
Cost of Shares Redeemed:
Class A	(30,911,534)	(36,023,562)
Class C	(9,075,490)	(5,584,336)
Class I	(3,453,199,349)	(1,476,320,793)
Net Increase (Decrease) in Net Assets Resulting from Shares of Beneficial Interest	(603,924,901)	2,159,457,379

Increase (Decrease) in Net Assets	(1,886,115,244)	2,345,405,262

Net Assets:
Beginning of Year	8,518,714,181	6,173,308,919
End of Year	$6,632,598,937	$8,518,714,181

SHARE ACTIVITY
Class A:
Shares Sold	2,339,379	2,245,030
Shares Reinvested	344,300	375,949
Shares Redeemed	(3,139,663)	(3,343,753)
Net decrease in shares of beneficial interest outstanding	(455,984)	(722,774)

Class C:
Shares Sold	865,171	1,442,647
Shares Reinvested	145,671	93,712
Shares Redeemed	(922,275)	(513,099)
Net increase in shares of beneficial interest outstanding	88,567	1,023,260

Class I:
Shares Sold	237,842,595	300,852,865
Shares Reinvested	43,600,884	33,530,321
Shares Redeemed	(346,943,407)	(135,615,778)
Net increase (decrease) in shares of beneficial interest outstanding	(65,499,928)	198,767,408

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Navigator Tactical Investment Grade Bond Fund
	For the Year	For the Period*
	Ended	Ended
	October 31, 2022	October 31, 2021
Operations:
Net Investment Income	$9,636,334	$86,287
Net Realized Gain (Loss) on Investments, Swaps and Futures Contracts	(60,150,065)	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	508,563	(623,545)
Net Decrease in Net Assets Resulting from Operations	(50,005,168)	(537,258)

Distributions to Shareholders:
Class l	(8,153,109)	(35,500)
Net Decrease in Net Assets Resulting from Distributions to Shareholders	(8,153,109)	(35,500)

Beneficial Interest Transactions:
Proceeds from Shares Sold:
Class I	1,309,023,297	50,000,010
Distributions Reinvested:
Class I	7,680,578	35,500
Cost of Shares Redeemed:
Class I	(297,004,183)	—
Net Increase in Net Assets Resulting from Shares of Beneficial Interest	1,019,699,692	50,035,510

Increase in Net Assets	961,541,415	49,462,752

Net Assets:
Beginning of Period/Year	49,462,752	—
End of Period/Year	$1,011,004,167	$49,462,752

SHARE ACTIVITY

Class I:
Shares Sold	139,725,351	5,000,001
Shares Reinvested	860,932	3,593
Shares Redeemed	(32,451,962)	—
Net increase in shares of beneficial interest outstanding	108,134,321	5,003,594

*	For the period August 31, 2021 (commencement of operations) to October 31, 2021.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Navigator Tactical U.S. Allocation Fund
	For the Year	For the Period*
	Ended	Ended
	October 31, 2022	October 31, 2021
Operations:

Net Investment Income (Loss)	$124,495	$(137,909)
Net Realized Gain (Loss) on Investments and Futures	(6,689,444)	2,646,075
Net Change in Unrealized Appreciation (Depreciation) on Investments and Futures	(1,699,907)	1,732,125
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,264,856)	4,240,291

Distributions to Shareholders:
Class l	(4,301,785)	—
Net Decrease in Net Assets Resulting from Distributions to Shareholders	(4,301,785)	—

Beneficial Interest Transactions:
Proceeds from Shares Sold:
Class I	—	50,000,010
Distributions Reinvested:
Class I	4,301,785	—
Net Increase in Net Assets Resulting from Shares of Beneficial Interest	4,301,785	50,000,010

Increase (Decrease) in Net Assets	(8,264,856)	54,240,301

Net Assets:
Beginning of Period/Year	54,240,301	—
End of Period/Year	$45,975,445	$54,240,301

Class I:
Shares Sold	—	5,000,001
Shares Reinvested	426,506	—
Net increase in shares of beneficial interest outstanding	426,506	5,000,001

*	For the period June 11, 2021 (commencement of operations) to October 31, 2021.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Navigator Ultra Short Bond Fund
	For the Year	For the Year
	Ended	Ended
	October 31, 2022	October 31, 2021
Operations:

Net Investment Income	$645,402	$218,923
Net Realized Gain (Loss) on Investments	(125,434)	93,055
Net Change in Unrealized Depreciation on Investments	(359,833)	(496)
Net Increase in Net Assets Resulting from Operations	160,135	311,482

Distributions to Shareholders:
Class A	(123)	(112)
Class I	(597,877)	(228,287)
Net Decrease in Net Assets Resulting from Distributions to Shareholders	(598,000)	(228,399)

Beneficial Interest Transactions:
Proceeds from Shares Sold:
Class A	—	—
Class I	2,409,686	5,437,178
Distributions Reinvested:
Class A	123	112
Class I	582,757	217,721
Cost of Shares Redeemed:
Class A	(12,670)	(57,400)
Class I	(1,762,663)	(6,309,365)
Net Increase (Decrease) in Net Assets Resulting from Shares of Beneficial Interest	1,217,233	(711,754)

Increase (Decrease) in Net Assets	779,368	(628,671)

Net Assets:
Beginning of Year	53,184,927	53,813,598
End of Year	$53,964,295	$53,184,927

SHARE ACTIVITY
Class A:
Shares Sold	—	—
Shares Reinvested	12	11
Shares Redeemed	(1,227)	(5,514)
Net decrease in shares of beneficial interest outstanding	(1,215)	(5,503)

Class I:
Shares Sold	241,371	540,512
Shares Reinvested	58,518	21,672
Shares Redeemed	(176,614)	(627,235)
Net increase (decrease) in shares of beneficial interest outstanding	123,275	(65,051)

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year presented.

	Navigator Equity Hedged Fund - Class A
	For the	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended		Year Ended
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018*		September 30, 2018

Net Asset Value, Beginning of Period/Year	$11.88	$9.07	$8.32	$8.26	$8.93		$9.78
From Operations:
Net investment income (loss) (a)(c)(d)	0.06	0.00 (e)	0.07	0.08	(0.01)		0.01
Net gain (loss) from securities (both realized and unrealized)	(2.00)	2.84	0.75	0.08	(0.66)		0.39
Total from operations	(1.94)	2.84	0.82	0.16	(0.67)		0.40
Distributions to shareholders from:
Net investment income	(0.05)	(0.03)	(0.07)	(0.10)	—		(0.01)
Net realized gains	(1.59)	—	—	—	—		(1.24)
Total distributions	(1.64)	(0.03)	(0.07)	(0.10)	—		(1.25)

Net Asset Value, End of Period/Year	$8.30	$11.88	$9.07	$8.32	$8.26		$8.93

Total Return (b)	(18.52)%	31.38%	9.93%	2.03%	(7.50	)% (g)	4.22%

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$764	$1,120	$732	$745	$773		$812
Ratio of expenses to average net assets,
before waivers/reimbursement (c)	1.82%	1.86%	1.75%	1.63%	1.59	% (f)	1.48%
net of waivers/reimbursement (c)	1.35%	1.34%	1.32%	1.31%	1.33	% (f)	1.31%
Ratio of net investment income (loss) to average net assets (c)(d)	0.62%	0.04%	0.77%	0.95%	(0.67	)% (f)	0.11%
Portfolio turnover rate	728%	583%	498%	470%	33	% (g)	490%

	Navigator Equity Hedged Fund - Class C
	For the	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended		Year Ended
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018*		September 30, 2018

Net Asset Value, Beginning of Period/Year	$11.07	$8.49	$7.81	$7.78	$8.42		$9.41
From Operations:
Net investment income (loss) (a)(c)(d)	(0.01)	(0.07)	0.00 (e)	0.02	(0.01)		0.00 (e)
Net gain (loss) from securities (both realized and unrealized)	(1.84)	2.65	0.71	0.08	(0.63)		0.29
Total from operations	(1.85)	2.58	0.71	0.10	(0.64)		0.29

Distributions to shareholders from:
Net Investment Income	(0.03)	—	(0.03)	(0.07)	—		(0.04)
Net realized gains	(1.59)	—	—	—	—		(1.24)
Total distributions	(1.62)	—	(0.03)	(0.07)	—		(1.28)

Net Asset Value, End of Period/Year	$7.60	$11.07	$8.49	$7.81	$7.78		$8.42

Total Return (b)	(19.09)%	30.39%	9.06%	1.38%	(7.60	)% (g)	3.31%

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$290	$330	$283	$343	$446		$484
Ratio of expenses to average net assets,
before waivers/reimbursement (c)	2.57%	2.61%	2.50%	2.38%	2.34	% (f)	2.27%
net of waivers/reimbursement (c)	2.10%	2.09%	2.07%	2.06%	2.08	% (f)	2.06%
Ratio of net investment income (loss) to average net assets (c)(d)	(0.13)%	(0.67)%	0.02%	0.25%	(1.42	)% (f)	0.01%
Portfolio turnover rate	728%	583%	498%	470%	33	% (g)	490%

*	For the period October 1, 2018 to October 31, 2018.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Per share amount represents less than $0.01 per share.

(f)	Annualized.

(g)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year presented.

	Navigator Equity Hedged Fund - Class I
	For the	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended		Year Ended
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018*		September 30, 2018

Net Asset Value, Beginning of Period/Year	$11.81	$9.02	$8.27	$8.19	$8.86		$9.84
From Operations:
Net investment income (loss) (a)(c)(d)	0.08	0.04	0.09	0.10	(0.00	) (g)	0.09
Net gain (loss) from securities (both realized and unrealized)	(2.00)	2.81	0.75	0.09	(0.67)		0.31
Total from operations	(1.92)	2.85	0.84	0.19	(0.67)		0.40
Distributions to shareholders from:
Net investment income	(0.07)	(0.06)	(0.09)	(0.11)	—		(0.14)
Net realized gains	(1.59)	—	—	—	—		(1.24)
Total distributions	(1.66)	(0.06)	(0.09)	(0.11)	—		(1.38)

Net Asset Value, End of Period/Year	$8.23	$11.81	$9.02	$8.27	$8.19		$8.86

Total Return (b)	(18.39)%	31.66%	10.20%	2.44%	(7.56	)% (f)	4.46%

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$29,516	$36,740	$24,590	$32,084	$36,413		$40,055
Ratio of expenses to average net assets,
before waivers/reimbursement (c)	1.57%	1.61%	1.50%	1.38%	1.34	% (e)	1.27%
net of waivers/reimbursement (c)	1.10%	1.09%	1.07%	1.06%	1.08	% (e)	1.06%
Ratio of net investment income (loss) to average net assets (c)(d)	0.88%	0.33%	1.02%	1.25%	(0.42	)% (e)	1.02%
Portfolio turnover rate	728%	583%	498%	470%	33	% (f)	490%

*	For the period October 1, 2018 to October 31, 2018.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Annualized.

(f)	Not annualized.

(g)	Per share amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year presented.

	Navigator Tactical Fixed Income Fund - Class A
	For the	For the		For the		For the	For the		For the
	Year Ended	Year Ended		Year Ended		Year Ended	Period Ended		Year Ended
	October 31, 2022	October 31, 2021		October 31, 2020		October 31, 2019	October 31, 2018*		September 30, 2018

Net Asset Value, Beginning of Period/Year	$10.92	$10.63		$10.24		$10.06	$10.20		$10.52
From Operations:
Net investment income (a)	0.05	0.05		0.09		0.22	0.02		0.11
Net gain (loss) from securities (both realized and unrealized)	(1.06)	0.88		0.41		0.21	(0.16)		0.18
Total from operations	(1.01)	0.93		0.50		0.43	(0.14)		0.29

Distributions to shareholders from:
Net investment income	(0.13)	(0.18)		(0.11)		(0.24)	—		(0.43)
Net realized gains	(0.49)	(0.46)		(0.00	) (g)	(0.01)	—		(0.18)
Total distributions	(0.62)	(0.64)		(0.11)		(0.25)	—		(0.61)

Net Asset Value, End of Period/Year	$9.29	$10.92		$10.63		$10.24	$10.06		$10.20

Total Return (b)	(9.79)%	9.00%		4.95%		4.34%	(1.37	)% (d)	2.82%

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$47,808	$61,196		$67,235		$56,467	$33,079		$35,743
Ratio of expenses to average net assets,
before waivers/reimbursement (e)	1.21%	1.22	% (h)	1.24%		1.24%	1.21	% (c)	1.25%
net of waivers/reimbursement (e)	1.20%	1.21%		1.23%		1.22%	1.20	% (c)	1.24%
Ratio of net investment income to average net assets (e)(f)	0.49%	0.42%		0.84%		2.16%	2.05	% (c)	1.08%
Portfolio turnover rate	197%	157%		197%		151%	15	% (d)	148%

	Navigator Tactical Fixed Income Fund - Class C
	For the	For the		For the		For the	For the		For the
	Year Ended	Year Ended		Year Ended		Year Ended	Period Ended		Year Ended
	October 31, 2022	October 31, 2021		October 31, 2020		October 31, 2019	October 31, 2018*		September 30, 2018

Net Asset Value, Beginning of Period/Year	$10.91	$10.62		$10.27		$10.09	$10.24		$10.53
From Operations:
Net investment income (loss) (a)	(0.02)	(0.03)		0.01		0.14	0.01		0.03
Net gain (loss) from securities (both realized and unrealized)	(1.07)	0.89		0.41		0.22	(0.16)		0.18
Total from operations	(1.09)	0.86		0.42		0.36	(0.15)		0.21

Distributions to shareholders from:
Net investment income	(0.07)	(0.11)		(0.07)		(0.17)	—		(0.32)
Net realized gains	(0.49)	(0.46)		(0.00	) (g)	(0.01)	—		(0.18)
Total distributions	(0.56)	(0.57)		(0.07)		(0.18)	—		(0.50)

Net Asset Value, End of Period/Year	$9.26	$10.91		$10.62		$10.27	$10.09		$10.24

Total Return (b)	(10.53)%	8.25%		4.15%		3.56%	(1.46	)% (d)	2.06%

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$26,309	$30,016		$18,357		$13,494	$11,083		$11,002
Ratio of expenses to average net assets,
before waivers/reimbursement (e)	1.96%	1.97	% (h)	1.99%		1.99%	1.96	% (c)	2.00%
net of waivers/reimbursement (e)	1.95%	1.96%		1.98%		1.97%	1.96	% (c)	1.99%
Ratio of net investment income (loss) to average net assets (e)(f)	(0.21)%	(0.26)%		0.08%		1.42%	1.27	% (c)	0.33%
Portfolio turnover rate	197%	157%		197%		151%	15	% (d)	148%

*	For the period October 1, 2018 to October 31, 2018.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(f)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Per share amount represents less than $0.01 per share.

(h)	Ratio includes less than 0.01% of the interest expenses.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year presented.

	Navigator Tactical Fixed Income Fund - Class I
	For the	For the		For the		For the	For the		For the
	Year Ended	Year Ended		Year Ended		Year Ended	Period Ended		Year Ended
	October 31, 2022	October 31, 2021		October 31, 2020		October 31, 2019	October 31, 2018*		September 30, 2018

Net Asset Value, Beginning of Period/Year	$10.93	$10.64		$10.23		$10.06	$10.19		$10.54
From Operations:
Net investment income (a)	0.08	0.07		0.11		0.24	0.02		0.15
Net gain (loss) from securities (both realized and unrealized)	(1.07)	0.89		0.42		0.21	(0.15)		0.16
Total from operations	(0.99)	0.96		0.53		0.45	(0.13)		0.31

Distributions to shareholders from:
Net investment income	(0.15)	(0.21)		(0.12)		(0.27)	—		(0.48)
Net realized gains	(0.49)	(0.46)		(0.00	) (g)	(0.01)	—		(0.18)
Total distributions	(0.64)	(0.67)		(0.12)		(0.28)	—		(0.66)

Net Asset Value, End of Period/Year	$9.30	$10.93		$10.64		$10.23	$10.06		$10.19

Total Return (b)	(9.55)%	9.29%		5.30%		4.48%	(1.28	)% (d)	3.01%

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$6,558,482	$8,427,502		$6,087,718		$4,853,812	$3,559,071		$3,514,175
Ratio of expenses to average net assets,
before waivers/reimbursement (e)	0.96%	0.97	% (h)	0.99%		0.99%	0.96	% (c)	1.00%
net of waivers/reimbursement (e)	0.95%	0.96%		0.98%		0.97%	0.96	% (c)	0.99%
Ratio of net investment income to average net assets (e)(f)	0.76%	0.69%		1.08%		2.41%	2.09	% (c)	1.44%
Portfolio turnover rate	197%	157%		197%		151%	15	% (d)	148%

*	For the period October 1, 2018 to October 31, 2018.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(f)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Per share amount represents less than $0.01 per share.

(h)	Ratio includes less than 0.01% of the interest expenses.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year presented.

	Navigator Tactical Investment Grade Bond Fund - Class I
	For the		For the
	Year Ended		Period*
	October 31, 2022		October 31, 2021

Net Asset Value, Beginning of Period/Year	$9.89		$10.00
From Operations:
Net investment income (a)(c)(d)	0.13		0.02
Net loss from securities (both realized and unrealized)	(0.99)		(0.12)
Total from operations	(0.86)		(0.10)

Distributions to shareholders from:
Net investment income	(0.09)		(0.01)
Net realized gains	(0.00	) (g)	—
Total distributions	(0.09)		(0.01)

Net Asset Value, End of Period/Year	$8.94		$9.89

Total Return (b)	(8.75)%		(1.03	)% (f)

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$1,011,004		$49,463
Ratio of expenses to average net assets,
before waivers/reimbursement/recapture (c)	1.10%		1.52	% (e)
net of waivers/reimbursement/recapture (c)	1.01%		1.01	% (e)
Ratio of net investment income to average net assets (c)(d)	1.44%		1.06	% (e)
Portfolio turnover rate	1502%		0	% (f)

*	For the period August 31, 2021 (commencement of operations) to October 31, 2021.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Annualized.

(f)	Not annualized.

(g)	Per share amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year presented.

	Navigator Tactical U.S. Allocation Fund - Class I
	For the		For the
	Year Ended		Period Ended*
	October 31, 2022		October 31, 2021

Net Asset Value, Beginning of Period/Year	$10.85		$10.00
From Operations:
Net investment income (loss) (a)(e)(g)	0.02		(0.03)
Net gain (loss) from securities (both realized and unrealized)	(1.54)		0.88
Total from operations	(1.52)		0.85

Distributions to shareholders from:
net investment income	(0.01)		—
Net realized gains	(0.85)		—
Total distributions	(0.86)		—

Net Asset Value, End of Period/Year	$8.47		$10.85

Total Return (b)	(15.28)%		8.50	% (d)

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$45,975		$54,240
Ratio of expenses to average net assets,
before waivers/reimbursement (e)	1.25	% (f)	1.31	% (c)(f)
net of waivers/reimbursement (e)	1.02	% (f)	1.04	% (c)(f)
Ratio of net investment loss to average net assets (e)(g)	0.25	% (f)	(0.70	)% (c)(f)
Portfolio turnover rate	14%		8	% (d)

*	For the period June 11, 2021 (commencement of operations) to October 31, 2021.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(f)	Includes interest expense of 0.01% and 0.03% for the year ended October 31, 2022 and the period ended October 31, 2021, respectively.

(g)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year presented.

	Navigator Ultra Short Bond Fund - Class A
	For the Year Ended	For the Year Ended	For the Year Ended	For the Period* Ended
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019

Net Asset Value, Beginning of Period/Year	$10.40	$10.38	$10.24	$10.00
From Operations:
Net investment income (a)	0.07	0.02	0.02	0.22
Net gain (loss) from securities (both realized and unrealized)	(0.06)	0.02	0.21 (h)	0.02
Total from operations	0.01	0.04	0.23	0.24

Distributions to shareholders from:
Net investment income	(0.07)	(0.02)	(0.08)	—
Net realized gains	(0.02)	—	(0.01)	—
Total distributions	(0.09)	(0.02)	(0.09)	—

Net Asset Value, End of Period/Year	$10.32	$10.40	$10.38	$10.24

Total Return (b)	0.07%	0.38%	2.23%	2.40	% (f)

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$11	$23	$81	$102	(g)
Ratio of expenses to average net assets,
before waivers/reimbursement (c)	0.95%	0.96%	0.89%	0.81	% (e)
net of waivers/reimbursement (c)	0.71%	0.80%	0.80%	0.80	% (e)
Ratio of net investment income to average net assets (c)(d)	0.71%	0.19%	0.19%	3.48	% (e)
Portfolio turnover rate	36%	145%	29%	62	% (f)

	Navigator Ultra Short Bond Fund - Class I
	For the Year Ended	For the Year Ended	For the Year Ended	For the Period* Ended
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019

Net Asset Value, Beginning of Period/Year	$10.05	$10.03	$10.04	$10.00
From Operations:
Net investment income (a)	0.12	0.04	0.14	0.15
Net gain (loss) from securities (both realized and unrealized)	(0.09)	0.02	0.03 (h)	0.01
Total from operations	0.03	0.06	0.17	0.16

Distributions to shareholders from:
Net investment income	(0.10)	(0.04)	(0.17)	(0.12)
Net realized gains	(0.02)	—	(0.01)	—
Total distributions	(0.12)	(0.04)	(0.18)	(0.12)

Net Asset Value, End of Period/Year	$9.96	$10.05	$10.03	$10.04

Total Return (b)	0.23%	0.63%	1.67%	1.62	% (f)

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$53,954	$53,161	$53,733	$83,171
Ratio of expenses to average net assets,
before waivers/reimbursement/recapture (c)	0.69%	0.71%	0.64%	0.56	% (e)
net of waivers/reimbursement/recapture (c)	0.45%	0.55%	0.55%	0.55	% (e)
Ratio of net investment income to average net assets (c)(d)	1.22%	0.41%	1.37%	2.43	% (e)
Portfolio turnover rate	36%	145%	29%	62	% (f)

*	Inception date of Class A and Class I shares is March 21, 2019. Start of performance is March 25, 2019.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Annualized.

(f)	Not annualized.

(g)	Amount is actual; not presented in thousands.

(h)	Net realized and unrealized gain on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains (losses) in the Statements of Operations due to the share transactions for the period.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS
October 31, 2022

1.	ORGANIZATION

Navigator Equity Hedged Fund (“Equity Fund”), Navigator Tactical Fixed Income Fund (“Tactical Fund”), Navigator Tactical Investment Grade Bond Fund (“Bond Fund”) Navigator Tactical U.S. Allocation Fund (“Allocation Fund”) and Navigator Ultra Short Bond Fund (“Ultra Fund”) are series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005 (the Equity Fund, Tactical Fund, Bond Fund, Allocation Fund and Ultra Fund are each a “Fund” and collectively the “Funds”). The Equity Fund, Tactical Fund, Bond Fund, Allocation Fund and Ultra Fund are each a diversified series of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Fund offers three classes of shares designated as Class A, Class C and Class I except the Ultra Fund which offers only Class A and Class I shares and the Bond Fund and the Allocation Fund which offer only Class I shares. Class A shares are offered at net asset value (“NAV”) plus a maximum sales charge of 5.50% for the Equity Fund and 3.75% for the Tactical Fund and Ultra Fund. Class C and Class I shares are offered at NAV. Each class represents an interest in the same assets of the Funds and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. The primary investment objective of the Equity Fund, which commenced operations on December 28, 2010, is long-term capital appreciation. The primary investment objective of the Tactical Fund, which commenced operations on March 27, 2014, is to seek total return with a secondary goal of current income. The primary investment objective of the Bond Fund, which commenced operations on August 31, 2021, is to seek total return with a secondary goal of current income. The primary investment objective of the Allocation Fund, which commenced operations on June 11, 2021, is to seek long-term capital appreciation. The primary investment objective of the Ultra Fund, which commenced operations on March 21, 2019, is current income consistent with the preservation of capital.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods that include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Funds may fair value a particular bond if the advisor does not believe that the round lot value provided by the independent pricing service reflects fair value of the Funds’ holding. Short-term debt

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

obligations, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at NAV. Swaps are valued through an independent pricing service or at fair value based upon the daily price reporting based on the underlying index or asset.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities are valued using the “fair value” procedures approved by the Board. The Board has designated the adviser as its valuation designee (the “Valuation Designee”) to execute these procedures. The Board may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security- specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, approval of which shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that affects the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2022 for the Funds’ assets and liabilities measured at fair value:

Equity Fund

Assets**	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$27,228,897	$—	$—	$27,228,897
Short-Term Investments	2,758,025	—	—	2,758,025
Index Options Purchased	—	527,180	—	527,180
Collateral For Securities Loaned	5,393,719	—	—	5,393,719
Total	$35,380,641	$527,180	$—	$35,907,821

Liabilities**	Level 1	Level 2	Level 3	Total
Options Written	$—	$233,060	$—	$233,060
Total	$—	$233,060	$—	$233,060

Tactical Fund

Assets**	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$2,053,658,195	$—	$—	$2,053,658,195
Open-End Funds	96,702,794	—	—	96,702,794
Corporate Bonds	—	2,617,398,470	—	2,617,398,470
Municipal Bonds	—	54,833,351	—	54,833,351
U.S. Government & Agencies	—	789,960,725	—	789,960,725
Commercial Paper	—	161,204,130	—	161,204,130
Short-Term Investments	950,659,642	—	—	950,659,642
Options Purchased	4,929,252	—	—	4,929,252
Total	$3,105,949,883	$3,623,396,676	$—	$6,729,346,559

Futures Contracts*	$3,878,611	$—	$—	$3,878,611
Open Swap Contracts^	—	7,642,624	—	7,642,624
Total	$3,878,611	$7,642,624	$—	$11,521,235

Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts*	$2,536,186	$—	$—	$2,536,186
Open Swap Contracts^	—	16,927,285	—	$16,927,285
Total	$2,536,186	$16,927,285	$—	$19,463,471

Bond Fund

Assets**	Level 1	Level 2	Level 3	Total
Short-Term Investments	$1,009,596,909	$—	$—	$1,009,596,909
Total	$1,009,596,909	$—	$—	$1,009,596,909

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

Allocation Fund

Assets**	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$34,538,486	$—	$34,538,486
Short-Term Investments	8,972,458	—	—	8,972,458
Futures Contracts*	$274,050	$—	$—	$274,050
Total	$9,246,508	$34,538,486	$—	$43,784,994

Ultra Fund

Assets**	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$52,213,627	$—	$52,213,627
Commercial Paper	—	999,056	—	999,056
Short-Term Investments	1,609,633	—	—	1,609,633
Total	$1,609,633	$53,212,683	$—	$54,822,316

The Funds did not hold any Level 3 securities during the year.

*	Includes cumulative unrealized gain (loss) on futures contracts open at October 31, 2022.

**	Refer to the Schedule of Investments for industry, geographic, or other classifications.

^	The amounts shown for swaps are unrealized appreciation/depreciation.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying funds that are open-end investment companies are valued at their respective NAVs as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the NAV per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the highest cost method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the potential lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Short Sales – A “short sale” is a transaction in which a Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss which could potentially be unlimited in size. Conversely, if the price declines, the Fund will realize a gain, limited to the price at which the Fund sold the security short.

Swap Agreements – The Funds are subject to equity price risk and/or interest rate risk in the normal course of pursuing their respective investment objectives. The Funds may hold fixed-rate bonds, the value of which may decrease if interest rates rise, and equities which are subject to equity price risk. The Funds may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These would be two-

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

Credit Default Swaps – Credit default swaps (“CDS”) are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties. One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk. The seller typically receives pre-determined periodic payments from the other party. These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. In general, CDS may be used by the Funds to obtain credit risk exposure similar to that of a direct investment in high yield bonds. The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as premiums paid for swap contacts. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The maximum pay-outs for these contracts are limited to the notional amount of each swap. CDS may involve greater risks than if the Funds had invested in the referenced obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

ETF, Mutual Fund and Exchange Traded Note (“ETN”) Risk – ETFs, mutual funds and ETNs are subject to investment advisory or management and other expenses, which will be indirectly paid by each Fund. Each is subject to specific risks, depending on investment strategy. Also, each may be subject to leverage risk, which will magnify losses. ETNs are subject to default risks.

Market Risk – Overall market risks may also affect the value of the Fund. The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. Factors such as economic growth and market conditions, interest rate levels, exchange rates and political events affect the securities markets. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. Unexpected local, regional or global events and their aftermath, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; recessions and depressions; or other tragedies, catastrophes and events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. Such events can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. In times of severe market disruptions you could lose your entire investment.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

Futures – The Tactical Fund and Allocation Fund are subject to interest rate risk in the normal course of pursuing their investment objectives. To help manage interest rate risk, the Tactical Fund and Allocation Fund may enter into futures contracts. Upon entering into a futures contract with a broker, the Tactical Fund and Allocation Fund are required to deposit in a segregated account a specified amount of cash or U.S. government securities which are classified as deposits with broker in the accompanying Statements of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Periodically, the Tactical Fund and Allocation Fund will receive from or pay to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Tactical Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Tactical Fund and Allocation Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Futures contracts outstanding at period end are listed after the Tactical Fund’s and Allocation Fund’s Schedules of Investments.

Option Transactions – The Funds are subject to equity price and interest rate risk in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk. When a Fund writes put and call options, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Funds’ portfolios or to gain inverse exposure to market index. If such a decline occurs, the put options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit. Call options are purchased to allow the Funds to enter a futures contract or purchase an exchange- traded note at a specified price. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security, index, or future rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security, index, or future in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Repurchase Agreements – The Tactical Fund may purchase securities from financial institutions subject to the seller’s agreement to repurchase and the Tactical Fund’s agreement to resell the securities at par. The Advisor only enters into repurchase agreements with financial institutions that are primary dealers and deemed to be creditworthy by the Advisor in accordance with procedures adopted by the Board. Securities purchased subject to repurchase agreements are maintained with a custodian of the Fund and must have, at all times, an aggregate market value plus accrued interest greater than or equal to the repurchase price. If the market value of the underlying securities falls below 102% of the value of the repurchase price, the Fund will require the seller to deposit additional collateral by the next business day. In the event that the seller under the agreement defaults on its repurchase obligation or fails to deposit sufficient collateral, the Fund has the contractual right, subject to the requirements of applicable bankruptcy and insolvency laws, to sell the underlying securities and may claim any resulting loss from the seller.

The notional value of the derivative instruments outstanding as of October 31, 2022 as disclosed in the Schedule of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the year/period as disclosed below and within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

Offsetting of Financial Assets and Derivative Assets and Liabilities – International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Tactical Fund and their counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreements. Any election to early terminate could be material to the financial statements. Additionally, the Tactical Fund and each derivative counterparty enter into a Credit Support Annex which becomes part of the ISDA Master Agreement. The Credit Support Annex governs the margin collateral arrangements between the Tactical Fund and the derivative counterparty.

Under an ISDA Master Agreement or similar agreement, the Funds typically may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by a counterparty, the return of collateral with market value in excess of the Funds net liability, held by the defaulting party, may be delayed or denied.

The Funds’ policy is to recognize a net asset or liability equal to the net appreciation (depreciation) of the derivative. The following tables show additional information regarding derivatives and the offsetting of assets and liabilities at October 31, 2022.

Equity Fund:

					Gross Amounts Not Offset in the
Assets					Statements of Assets & Liabilities
			Gross Amounts	Net Amounts
			Offset in the	Presented in the
		Gross Amounts	Statements of	Statements of	Financial	Cash Collateral
		of Recognized	Assets &	Assets &	Instruments	Pledged /(Received)
Description	Counterparty	Assets	Liabilities	Liabilities	Pledged (1)	(2)	Net Amount
Options Purchased	Pershing	$527,180	$—	$527,180	$(233,060)	$—	$294,120
Total		$527,180	$—	$527,180	$(233,060)	$—	$294,120

					Gross Amounts Not Offset in the Statement of
Liabilities:					Assets & Liabilities
			Gross Amounts	Net Amounts
		Gross Amounts of	Offset in the	Presented in the
		Recognized	Statement of	Statement of Assets	Financial	Cash Collateral
Description		Liabilities	Assets & Liabilities	& Liabilities	Instruments (1)	Pledged/ (Received)(2)	Net Amount
Options Written	Pershing	$233,060	$—	$233,060	$(233,060)	$—	$—
Securities Lending		5,393,719	—	5,393,719	(5,393,719)	—	—
Total		$5,626,779	$—	$5,626,779	$(5,626,779)	$—	$—

(1)	Included with investments in securities at value on the Statements of Assets of Liabilities. The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to a master netting agreement.

(2)	The amount does not include excess collateral pledged by the counterparty. Detailed collateral amounts are presented in the Statements of Assets and Liabilities.

The effect of Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2022.

	Asset Derivatives		Liability Derivatives
Contract Type/ Primary Risk Exposure	Balance Sheet Location	Value	Balance Sheet Location	Value
Equity and Index Options	Options Contracts Purchased at Value	$527,180	Options Contracts Written at Value	$233,060
		$527,180		$233,060

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

The effect of Derivative Instruments on the Statements of Operations for the year ended October 31, 2022.

			Change in Unrealized
			Appreciation
Contract Type/Primary Risk		Realized Gain (Loss) on	(Depreciation) on
Exposure	Location of Gain or (Loss) on Derivatives	Derivatives	Derivatives
Equity and Index Options	Net realized gain (loss) on options purchased / Net change in unrealized appreciation/(depreciation) on options purchased	$(1,500,050)	$118,301
Equity and Index Options	Net realized gain (loss) on options written / Net change in unrealized appreciation/(depreciation) on options written	2,495,257	(95,675)
Total		$995,207	$22,626

Tactical Fund:

					Gross Amounts Not Offset in the
Assets:					Statements of Assets & Liabilities
			Gross Amounts
			Offset in the	Net Amounts
			Statements of	Presented in the	Financial	Cash Collateral
	Counter	Gross Amounts of	Assets &	Statements of Assets	Instruments	Pledged/
Description	party	Recognized Assets	Liabilities	& Liabilities	Pledged (1)	(Received)(2)	Net Amount
Futures Contracts	GS	$3,878,611	$—	$3,878,611	$(2,536,186)	$—	$1,342,425
Option Purchased	GS	4,929,252	—	4,929,252	—	—	4,929,252
Swap Contracts	GS	7,191,435	—	7,191,435	(7,191,435)	—	—
Swap Contracts	MS	451,189	—	451,189	—	—	451,189
Total		$16,450,487	$—	$16,450,487	$(9,727,621)	$—	$6,722,866

					Gross Amounts Not Offset in the
Liabilities:					Statements of Assets & Liabilities
			Gross Amounts
			Offset in the	Net Amounts
		Gross Amounts of	Statements of	Presented in the		Cash Collateral
	Counter	Recognized	Assets &	Statements of Assets	Financial	Pledged/
Description	party	Liabilities	Liabilities	& Liabilities	Instruments (1)	(Received)(2)	Net Amount
Futures Contracts	GS	$2,536,186	$—	$2,536,186	$—	$(2,536,186)	$—
Swap Contracts	GS	16,927,285	—	16,927,285	(7,191,435)	(9,735,850)	—
Total		$19,463,471	$—	$19,463,471	$(7,191,435)	$(12,272,036)	$—

GS - Goldman Sachs

MS - Morgan Stanley

(1)	Included with investments in securities at value on the Statements of Assets of Liabilities. The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to a master netting agreement.

(2)	The amount does not include excess collateral pledged by the counterparty. Detailed collateral amounts are presented in the Statements of Assets and Liabilities.

The effect of Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2022.

	Asset Derivatives		Liability Derivatives
Contract Type/ Primary Risk Exposure	Balance Sheet Location	Value	Balance Sheet Location	Value
Equity and Future Options	Investments in Securities at Value	$4,929,252	Option Contracts Written at Value	$—
Futures contracts/Interest rate risk	Unrealized Appreciation on Futures Contracts	3,878,611	Unrealized Depreciation on Futures Contracts	2,536,186
Credit default swaps/Credit risk	Unrealized Appreciation on Swap Contracts	7,642,624	Unrealized Depreciation on Swap Contracts	16,927,285

		$16,450,487		$19,463,471

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

The effect of Derivative Instruments on the Statements of Operations for the year ended October 31, 2022.

			Change in Unrealized
		Realized	Appreciation
Contract Type/	Location of Gain or (Loss) On	Gain (Loss)	/(Depreciation)
Primary Risk Exposure	Derivatives	on Derivatives	on Derivatives

Credit default swaps/Credit risk	Net realized gain (loss) on swaps contracts/Net change in unrealized appreciation (depreciation) on swaps contracts	$(233,557,606)	$(21,141,924)
Total return swaps/interest rate risk	Net realized gain (loss) on swaps contracts/Net change in unrealized appreciation (depreciation) on swaps contracts	(112,694,368)	—
Futures contracts /Interest rate risk	Net realized gain (loss) on futures contracts/Net change in unrealized appreciation (depreciation) on futures contracts	(128,528,789)	(10,447,783)
Options Index/Equity rate risk	Net realized gain (loss) on options purchased/Net change in unrealized appreciation (depreciation) on options purchased	(16,753,274)	5,009,109
Options Index/Equity rate risk	Net realized gain (loss) on options written / Net change unrealized appreciation/(depreciation) on options written	(13,042,497)	(376,002)
Total		$(504,576,534)	$(26,956,600)

Bond Fund:

The effect of Derivative Instruments on the Statements of Operations for the year ended October 31, 2022.

			Change in Unrealized
			Appreciation
Contract Type/Primary Risk		Realized Gain (Loss) on	(Depreciation) on
Exposure	Location of Gain or (Loss) on Derivatives	Derivatives	Derivatives
Credit default swaps/Credit risk	Net realized gain (loss) on swaps contracts/Net change in unrealized appreciation (depreciation) on swaps contracts	$2,928,020	$—
Futures contracts /Interest rate risk	Net realized gain (loss) on futures contracts/Net change in unrealized appreciation (depreciation) on futures contracts	(7,603,184)	—
Total		$(4,675,164)	$—

Allocation Fund:

Gross Amounts Not Offset in the Statement
Assets:					of Assets & Liabilities
Net Amounts
		Gross	Gross Amounts	Presented in
		Amounts of	Offset in the	the Statements
		Recognized	Statements of	of Assets &	Financial	Cash Collateral Pledge/
Description	Counterparty	Assets	Assets & Liabilities	Liabilities	Instruments (1)	(Received) (2)	Net Amount
Futures contracts	GS	$274,050	$—	$274,050	$—	$—	$274,050

GS - Goldman Sachs

(1)	Included with deposit with broker on the Statement of Assets of Liabilities.

(2)	The amount is limited to the net derivative balance and accordingly does not include excess collateral pledged.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

The effect of Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2022.

	Asset Derivatives		Liability Derivatives
Contract Type/ Primary Risk Exposure	Balance Sheet Location	Value	Balance Sheet Location	Value
Futures contracts/Equity risk	Unrealized Appreciation on Futures Contracts	$274,050	Unrealized Depreciation on Futures Contracts	$—
		$274,050		$—

The effect of Derivative Instruments on the Statements of Operations for the year ended October 31, 2022.

			Change in Unrealized
			Appreciation
Contract Type/Primary Risk		Realized Loss on	(Depreciation) on
Exposure	Location of Gain or (Loss) on Derivatives	Derivatives	Derivatives
Futures contracts /Equity risk	Net realized loss on futures contracts/Net change in unrealized appreciation (depreciation) on futures contracts	$(6,638,197)	$(1,477,660)
Total		$(6,638,197)	$(1,477,660)

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no provision for Federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended October 31, 2019 to October 31, 2021, or expected to be taken in the Funds’ October 31, 2022 year-end tax returns. The Funds have identified their major tax jurisdictions as U.S. federal, Ohio, Nebraska (for fiscal years prior to fiscal year ended October 31, 2019) and foreign jurisdictions where the Funds make significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Dividends from investment income are declared and paid quarterly for the Funds and are recorded on the ex-dividend date. The Funds will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or NAV per share of the Funds.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Clark Capital Management Group, Inc. serves as the Funds’ investment advisor (the “Advisor”).

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

Pursuant to the investment advisory agreement (the “Advisory Agreement”) with the Trust on behalf of the Funds, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated daily and paid monthly at an annual rate of 0.75% of the average daily net assets of the Equity Fund, 0.85% of the average daily net assets of the Tactical Fund up to $4.5 billion, 0.80% of the of the average daily net assets of the Tactical Fund from $4.5 billion to $5.5 billion and 0.75% of the average daily net assets of the Tactical Fund above $5.5 billion, 0.85% of the average daily net assets of the Bond Fund and Allocation Fund and 0.30% of the average daily net assets of the Ultra Fund. For the year ended October 31, 2022, the Advisor earned advisory fees of $258,517, $63,234,013, $5,674,333, $425,204 and $158,663 for the Equity Fund, Tactical Fund, Bond Fund, Allocation Fund and Ultra Fund, respectively.

Pursuant to an exemptive order, the Tactical Fund invested a portion of its assets in the Bond Fund, Allocation Fund and Ultra Fund. The Advisor has agreed to waive its net advisory fee (after expense limitation agreement waiver) on the portion of the Tactical Fund’s assets that are invested in the Bond Fund, Allocation Fund and Ultra Fund. For the year ended October 31, 2022, the Tactical Fund waived $1,037,709 in advisory fees pursuant to this agreement.

The Advisor has contractually agreed to waive all or part of its management fees and/or make payments to limit the Funds’ expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; expenses incurred in connection with any merger or reorganization; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor) at least until the expiration dates specified below and will not exceed the following levels of the average daily net assets attributable to each class of shares:

Fund	Class A	Class C	Class I	Expiration Date
Equity Fund	1.35%	2.10%	1.10%	2/28/2023
Bond Fund	—	—	1.01%	2/28/2023
Allocation Fund	—	—	1.01%	2/28/2023
Ultra Fund*	0.65%	—	0.40%	2/28/2023

*	Prior to February 28, 2022, the expense limits for the Ultra Fund were 0.80% and 0.55% of the average daily net assets of Class A and Class I, respectively.

Waivers and expense payments may be recouped by the Advisor from the Funds, to the extent that overall expenses fall below the expense limitation amounts listed above, within three years of when the amounts were waived. During the year ended October 31, 2022, the Advisor waived $160,843, $632,196, $112,432 and $128,968 in fees from the Equity Fund, Bond Fund, Allocation Fund and Ultra Fund, respectively.

The following table shows the remaining waived expenses subject to potential recovery which expire in:

Fund	October 31, 2023	October 31, 2024	October 31, 2025	Total
Equity Fund	$125,632	$170,615	$160,843	$457,090
Bond Fund	—	41,650	632,196	673,846
Allocation Fund	—	52,165	112,432	164,597
Ultra Fund	54,704	88,375	128,968	272,047

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (“NLD” or the “Distributor”). The Trust has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plans (the “Plans”) for Class A and Class C shares, respectively, pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. Under the Plans, the Funds may pay 0.25% per year of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares for such distribution and shareholder service

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

activities. For the year ended October 31, 2022, the Equity Fund incurred distribution fees of $2,738 and $3,107 for Class A shares and Class C shares, respectively, the Tactical Fund incurred distribution fees of $148,683 and $293,100 for Class A shares and Class C shares and the Ultra Fund incurred distribution fees of $45 for Class A shares.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the year ended October 31, 2022, the Distributor received $43,118 in underwriting commissions for sales of Class A shares, of which $6,187 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Ultimus Fund Solutions, LLC (“UFS”) – UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Funds pay UFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from the sale of securities, other than short-term securities and U.S. Government securities, for the year ended October 31, 2022, amounted to $221,276,485 and $219,582,105, respectively, for the Equity Fund; $9,106,163,722 and $7,939,291,159 respectively, for the Tactical Fund; $4,046,539,676 and $3,910,401,561, respectively, for the Bond Fund, $13,023,367 and $4,284,513, respectively, for the Allocation Fund; and $79,779,864 and $18,346,086, respectively, for the Ultra Fund.

The cost of purchases and the proceeds from the sale of U.S. Government securities, for the year ended October 31, 2022, amounted to $6,088,607,497 and $4,301,814,158 respectively, for the Tactical Fund.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes excluding futures and swaps, and its respective gross unrealized appreciation and depreciation at October 31, 2022, were as follows:

				Net Unrealized
		Gross Unrealized	Gross Unrealized	Appreciation/
	Tax Cost	Appreciation	Depreciation	(Depreciation)
Equity Fund	$35,659,991	$730,238	$(715,468)	$14,770
Tactical Fund	6,842,544,865	17,230,046	(113,895,131)	(96,665,085)
Bond Fund	1,009,711,891	—	(114,982)	(114,982)
Allocation Fund	43,752,776	3,279	(245,111)	(241,832)
Ultra Fund	55,194,231	1,425	(373,340)	(371,915)

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the years ended October 31, 2022 and October 31, 2021 was as follows:

For the year ended October 31, 2022:
	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Equity Fund	$5,531,761	$—	$—	$5,531,761
Tactical Fund	387,715,662	122,294,023	—	510,009,685
Bond Fund	8,153,109	—	—	8,153,109
Allocation Fund	1,663,650	2,638,135	—	4,301,785
Ultra Fund	566,375	31,625	—	598,000

For the year ended October 31, 2021:
	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Equity Fund	$180,336	$—	$—	$180,336
Tactical Fund	227,210,430	191,190,941	—	418,401,371
Bond Fund	35,500	—	—	35,500
Allocation Fund	—	—	—	—
Ultra Fund	228,399	—	—	228,399

The difference between ordinary distributions paid from book and ordinary distributions paid from tax relates to allowable foreign tax credits of $8,817 for the fiscal year ended October 31, 2022 and $4,072 for the fiscal year ended October 31, 2021 for the Equity Fund, which has been passed through to the Fund’s underlying shareholders and are deemed dividends for tax purposes.

As of October 31, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Equity Fund	$20,379	$—	$—	$(6,153,315)	$—	$14,770	$(6,118,166)
Tactical Fund	21,141,719	—	—	(781,636,857)	—	(96,665,085)	(857,160,223)
Bond fund	1,964,308	—	—	(60,567,866)	—	(114,982)	(58,718,540)
Allocation Fund	94,509	—	—	(8,167,104)	—	(241,832)	(8,314,427)
Ultra Fund	156,533	—	—	(125,434)	—	(371,915)	(340,816)

The difference between book basis and tax basis unrealized appreciation/(depreciation) and accumulated net realized gain/(loss) from investments is primarily attributable to the tax deferral of losses on wash sales, and mark-to-market on open futures and options contracts.

At October 31, 2022, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

				Carry Forward
	Short-Term	Long-Term	Total	Utilized
Equity Fund	$6,153,315	$—	6,153,315	$—
Tactical Fund	607,589,228	174,047,629	781,636,857	—
Bond fund	52,947,091	4,312,753	57,259,844	—
Allocation Fund	3,297,590	4,869,514	8,167,104	—
Ultra Fund	112,386	13,048	125,434	—

*	The Navigator Tactical Investment Grade Bond Fund experienced a shareholder change in ownership resulting in an annual limitation on the amount of pre-change capital loss carry forwards available to be recognized in

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

each year. Due to IRC Section 382 limitations, utilization of these carry forwards is limited to a maximum of $1,543,207 per year ($959,748 in the initial year.)

7.	SECURITIES LENDING

The Funds have entered into a securities lending arrangement (the “Agreement”) with The Bank of New York Mellon (the “Lending Agent”). Under the terms of the Agreement, the Funds are authorized to loan securities to the Lending Agent. In exchange, the Funds receive cash and “non-cash” or “securities” collateral in the amount of at least 102% of the value of the securities loaned. The value of securities loaned is disclosed in a footnote on the Statements of Assets and Liabilities and on the Schedules of Investments. Securities lending income is disclosed in the Funds’ Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the Lending Agent fails to return the securities on loan. The Funds’ cash collateral received in securities lending transactions is invested in the Dreyfus Treasury Securities Cash Management, as presented below. The Lending Agent retains the right to offset amounts payable to the Funds under the Agreement against amounts payable by the Lending Agent. Accordingly, the Agreement does not permit the Funds to enforce a netting arrangement.

As of October 31, 2022, the Equity Fund loaned securities which was collateralized by cash and other securities. The value of the securities on loan and the value of the related collateral was as follows:

Fund	Value of Securities Loaned	Value of Collateral*
Equity	$5,262,527	$5,393,719

*	The Equity Fund received cash collateral of $5,393,719, which was subsequently invested in the Dreyfus Treasury Securities Cash Management as reported in the Schedules of Investments.

Overnight and Continuous
Equity Fund
Dreyfus Treasury Securities Cash Management	$5,393,719

8.	INVESTMENT IN AFFILIATED COMPANIES

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities or are affiliated through common management. Companies which are affiliates of the Equity Fund and Tactical Fund as of October 31, 2022 are noted in each Fund’s Schedule of Investments. Transactions during the year ended October 31, 2022, with affiliated companies were as follows:

Tactical Fund

						Change in
	Value - Beginning of			Realized Gain /	Long-Term	Unrealized Gain /	Dividend	Value - End of
Affiliated Holding	Year/Period	Purchases	Sales Proceeds	(Loss)	Capital Gain	(Loss)	Income	Year/Period	Ending Shares
Ultra Fund	$50,624,298	$569,244	$—	$—	$—	$(453,254)	$539,020	$50,740,288	5,094,406
Bond Fund	49,485,536	48,965,937	(94,109,756)	(4,891,681)	30,223	549,964	143,937	—	—
Allocation Fund	54,250,000	4,301,784	—	—	2,638,500	(12,589,278)	1,663,285	45,962,506	5,426,506
	$154,359,834	$53,836,965	$(94,109,756)	$(4,891,681)	$2,668,723	$(12,492,568)	$2,346,242	$96,702,794	10,520,912

9.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under section 2(a)(9) of the 1940 Act. As of October 31, 2022, National Financial Services LLC accounts holding Shares for the benefit of others, held approximately 29.79%, 58.33% and 45.08% of the Equity Fund, Tactical Fund and Bond Fund, respectively of the voting securities of the Fund. As of October 31, 2022, Pershing LLC, accounts holding shares for the benefit of others, held approximately 58.60% of the voting securities of

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

the Equity Fund. As of October 31, 2022, Mac & Co. held approximately 94.06% and 100% of the Ultra Fund and Allocation Fund, respectively.

10.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The following Fund currently invests a portion of its assets in the corresponding investment at October 31, 2022. The Fund may redeem its investment from the investment at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund will be directly affected by the performance of the investment. The financial statements of the investment, including its schedule of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements.

Fund	Investment	Percentage of Net Asset
Bond Fund	Dreyfus Treasury Obligations Cash Management Fund	35.6%

11.	RECENT REGULATORY UPDATES

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”). The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any of applying this ASU.

12.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Navigator Equity Hedged Fund, Navigator Tactical Fixed Income Fund, Navigator Tactical Investment Grade Bond Fund, Navigator Tactical U.S. Allocation Fund, and Navigator Ultra Short Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Navigator Equity Hedged Fund, Navigator Tactical Fixed Income Fund, Navigator Tactical Investment Grade Bond Fund, Navigator Tactical U.S. Allocation Fund, and Navigator Ultra Short Bond Fund, each a series of shares of beneficial interest in Northern Lights Fund Trust (the “Funds”), including the schedules of investments, as of October 31, 2022, the related statements of operations for the year then ended , the statements of changes in net assets and the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2022, and the results of their operations for the year then ended, and the changes in their net assets ended and their financial highlights for each of the periods noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Financial Statements Presented
Navigator Equity Hedged Fund Navigator Tactical Fixed Income Fund	The statements of changes in net assets for each of the years in the two-year period ended October 31, 2022 and the financial highlights for each of the years in the four-year period then ended, the one-month period ended October 31, 2018 and the year ended September 30, 2018
Navigator Tactical Investment Grade Bond Fund	The statements of changes in net assets and financial highlights for the year ended October 31, 2022 and for the period August 31, 2021 (commencement of operations) to October 31, 2021
Navigator Tactical U.S. Allocation Fund	The statements of changes in net assets and financial highlights for the year ended October 31, 2022 and for the period June 11, 2021 (commencement of operations) to October 31, 2021
Navigator Ultra Short Bond Fund	The statements of changes in net assets for each of the years in the two-year period ended October 31, 2022 and the financial highlights for each of the years in the three-year period then ended and for the period March 21, 2019 (commencement of operations) through October 31, 2019.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, counterparties, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Northern Lights Fund Trust since 2006.

Philadelphia, Pennsylvania

December 28, 2022

Navigator Funds
DISCLOSURE OF FUND EXPENSES (Unaudited)
October 31, 2022

As a shareholder of the Funds you incur two types of costs: (1) transaction costs (such as front-end loads) and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1 fees) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time beginning May 1, 2022 and held through October 31, 2022.

Actual Expenses: The “Actual” columns in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes: The “Hypothetical” columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as front-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)

	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
Class A	Expense Ratio	5/1/22	10/31/22	Period*	10/31/22	Period*
Navigator Equity Hedged Fund	1.35%	$1,000.00	$938.60	$6.58	$1,018.42	$6.85
Navigator Tactical Fixed Income Fund	1.19%	$1,000.00	$939.40	$5.82	$1,019.21	$6.06
Navigator Ultra Short Bond Fund	0.65%	$1,000.00	$1,005.80	$3.29	$1,021.93	$3.31

Class C
Navigator Equity Hedged Fund	2.10%	$1,000.00	$934.90	$10.24	$1,014.62	$10.66
Navigator Tactical Fixed Income Fund	1.94%	$1,000.00	$935.20	$9.46	$1,015.43	$9.86

Class I
Navigator Equity Hedged Fund	1.10%	$1,000.00	$939.50	$5.37	$1,019.66	$5.60
Navigator Tactical Fixed Income Fund	0.94%	$1,000.00	$940.70	$4.60	$1,020.47	$4.79
Navigator Tactical Investment Grade Bond Fund	1.01%	$1,000.00	$975.20	$5.03	$1,020.11	$5.14
Navigator Tactical U.S. Allocation Fund	1.01%	$1,000.00	$912.30	$4.87	$1,020.11	$5.14
Navigator Ultra Short Bond Fund	0.40%	$1,000.00	$1,007.80	$2.02	$1,023.19	$2.04

*	Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the period ended October 31, 2022 (184) divided by the number of days in the fiscal year (365).

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal period ended October 31, 2022, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

Clark Capital Management Group, Inc. Adviser to Navigator Equity Hedged Fund (“Navigator Equity”), Navigator Tactical Fixed Income Fund (“Navigator Tactical”) and Navigator Ultra Short Bond Fund (“Navigator Ultra”), Navigator Tactical Investment Grade Bond Fund (“Navigator Investment”) and Navigator Tactical U.S. Allocation Fund (“Navigator Allocation”) *

In connection with the regular meeting held on June 22-23, 2022 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between Clark Capital Management Group, Inc. (“Adviser” or “Clark”) and the Trust, with respect to the Navigator Equity, Navigator Tactical, Navigator Ultra, Navigator Investment and Navigator Allocation (each a “Fund” and collectively referred to as the “Navigator Funds). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Services.

The Board noted that Clark was founded in 1986, had approximately $29.2 billion in assets under management, and that Clark provided multiple investment strategies across several asset classes. The Board discussed the background of Clark’s key personnel, noting their education and varied financial industry experience. The Board discussed Clark’s broker-dealer selection process and noted the variety of factors used to select broker-dealers. The Board noted that Clark reported no material compliance or litigation issues since the last Advisory Agreement renewal. They considered that the Adviser monitored compliance with each Fund’s investment limitations using Excel spreadsheets linked to Bloomberg API and an order management system. The Board noted Clark had cybersecurity policies and procedures in place and continued to invest in and upgrade its technology. The Board concluded that Clark had the resources to continue to provide high quality service to each Navigator Fund and its respective shareholders.

Performance.

Navigator Equity. The Board discussed the Fund’s investment objective and strategy. The Board noted that the Fund underperformed its index over all periods presented. The Board considered the Adviser’s disagreement with the index, noting that the Fund outperformed the Adviser selected index, which includes a hedging component, over the three-year, five-year and since inception periods. The Board observed that the Fund had a three-star Morningstar rating. The

Board concluded that the Fund delivered solid returns and the Fund was being managed consistent with its prospectus and performance was consistent with that mandate.

Navigator Tactical. The Board discussed the Fund’s objective and Morningstar category. They observed that the Fund outperformed its category and peer group medians over all time periods presented, and its benchmark over the one, three, and since inception periods. The Board noted that the Fund maintained a 5-star rating from Morningstar and increased its assets by over 6% over the last year. The Board concluded that Clark had done an excellent job implementing the Fund’s strategy to the benefit of shareholders.

Navigator Ultra. The Board discussed the Fund’s current objective and investment strategy. The Board noted that the Fund maintained a 4-star rating from Morningstar. The Board observed that the Fund outperformed its benchmark over all periods presented. The Board noted that although the Fund’s performance was negative over the one-year period, it ranked in the top quartile with respect to the category and peer group. The Board concluded that Clark was managing the Fund in accordance with the strategy articulated in the Fund’s prospectus and performance was consistent with that mandate.

Navigator Investment. The Board discussed the Fund’s current objective and investment strategy. The Board noted that the Fund had not yet received a Morningstar rating due to its limited history of operations. The Board observed that the Fund outperformed its benchmark over the since inception period and underperformed its peer group and category median. The Board concluded that Clark was managing the Fund in accordance with the strategy articulated in the Fund’s prospectus and performance was consistent with that mandate.

Navigator Allocation. The Board discussed the Fund’s current objective and investment strategy. The Board noted that the Fund had not yet received a Morningstar rating due to its limited history of operations. The Board observed that the Fund underperformed its benchmark and outperformed its peer group and category median over the since inception period. The Board concluded that Clark was managing the Fund in accordance with the strategy articulated in the Fund’s prospectus and performance was consistent with that mandate.

Fees and Expenses.

Navigator Equity. The Board reviewed the Fund’s peer group along with the Fund’s advisory fee of 0.75% and considered that it was lower than both the category and peer group medians and averages. The Board further noted that the Fund’s advisory fee was lower than the advisory fee charged by the Adviser for managing a similar strategy. The Board noted that the Adviser experienced a loss in connection with its management of the Fund. They discussed the Fund’s current expense limitation agreement and the Adviser’s willingness to discuss breakpoints in the future as the Fund increases in assets. The Board agreed that the advisory fee was not unreasonable.

Navigator Tactical. The Board reviewed the Fund’s maximum advisory fee of 0.85% (with breakpoints beginning at $4.5 billion) and noted that it was higher than both the category and peer group medians and averages but was within the range of the advisory fees charged by the funds in the peer group. The Board further noted the Fund’s net expense ratio was higher than its peer group median and higher than its category median but was within the range of net expense ratios for the funds within the peer group as a whole. The Board considered the Adviser’s assertion that the advisory fee was reasonable given the experience needed to manage the unique strategy of the Fund. The Board concluded that the advisory fee was not unreasonable.

Navigator Ultra. The Board discussed the Fund’s advisory fee of 0.30% and noted that it was slightly higher than the peer group average, but within the range of the advisory fees charged by the funds in the peer group. The Board further noted the Fund’s net expense ratio was higher than its peer and category averages and medians but within the range of net expense ratios for the funds within the peer group as a whole. The Board discussed the current expense limitation agreement and the Adviser’s willingness to discuss breakpoints in the future. The Board agreed that the advisory fee was not unreasonable.

Navigator Investment. The Board discussed the Fund’s advisory fee of 0.85% (with breakpoints beginning at $4.5 billion) and noted that it was slightly higher than the peer group median and average. The Board further noted the Fund’s net expense ratio was lower than its peer group medina and average but higher than the category average and median. The Board discussed the current expense limitation agreement and the advisory fee breakpoint currently in place. The Board acknowledged the Adviser’s assertion that the fees and expenses for the Fund were reasonable given the compliance, legal and operational resources required to manage the Fund. The Board agreed that the advisory fee was not unreasonable.

Navigator Allocation. The Board reviewed the Fund’s peer group along with the Fund’s advisory fee of 0.85% (with breakpoints beginning at $4.5 billion) and considered that it was higher than both the category and peer group medians and averages. The Board considered the Adviser’s assertion that the fees and expenses for the Fund were reasonable given the compliance, legal and operational resources required to manage the Fund. The discussed the Fund’s current expense limitation agreement and the advisory fee breakpoints in place. The Board agreed that the advisory fee was not unreasonable.

Economies of Scale.

The Board considered whether economies of scale had been reached with respect to the fees paid to Clark on behalf of the Navigator Funds. The Board noted that Clark had previously agreed to breakpoints in its advisory fee with respect to Navigator Tactical, Navigator Investment, and Navigator Allocation. After a further discussion, the Board concluded that current breakpoints remained appropriate and in the best interests of shareholders and the absence of breakpoints for the remaining Navigator Funds was reasonable at current asset levels and would be considered as each Fund’s assets increased.

Profitability.

The Board reviewed the profitability analysis provided by Clark with respect to each Navigator Fund. The Board noted that Clark realized a loss for each Fund with the exception of Navigator Tactical and Navigator Allocation. The Board discussed Clark’s profits from its relationship with Navigator Tactical and Navigator Allocation and concluded that such profits were not excessive. In regard to each of the remaining Navigator Funds, the Board concluded that excessive profitability was not an issue at this time.

Conclusion.

Having requested and received such information from Clark as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement and as assisted by the advice of counsel, the Board concluded that renewal of the Advisory Agreement with Clark was in the best interests of the shareholders of each Navigator Fund.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Navigator Funds.

Navigator Funds
SUPPLEMENTAL INFORMATION (Unaudited)
October 31, 2022

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); Carlyle Tactical Private Credit Fund (since March 2018) and Independent Director OHA CLO Enhanced Equity II Genpar LLP (since June 2021).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business, University of South Florida, Tampa FL (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

10/31/22 – NLFT_v1

Navigator Funds

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

October 31, 2022

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017	Executive Vice President, Head of Fund Administration, and Product; Ultimus Fund Solutions, LLC (since 2020); Vice President of The Ultimus Group, LLC (since 2019); Executive Vice President, Gemini Fund Services, LLC (2019-2020); President, Gemini Fund Services, LLC (2012-2019); Treasurer of the Trust (2006-June 2017).	N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017	Senior Vice President Fund Administration, Ultimus Fund Solutions (since 2020); Senior Vice President Fund Administration, Gemini Fund Services, LLC (2012-2020); Assistant Treasurer of the Trust (2006-June 2017).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Associate Director, Ultimus Fund Solutions (since 2022); Manager of Legal Administration, Ultimus Fund Solutions (2020-2022); Manager of Legal Administration, Gemini Fund Services, LLC (2018-2020); Senior Paralegal, Gemini Fund Services, LLC (2013 -2018).	N/A	N/A
Michael J. Nanosky Born in 1966	Chief Compliance Officer Since January 2021	Chief Compliance Officer, of the Trust (since January 2021); Vice President-Senior Compliance Officer, Ultimus Fund Solutions (since 2020); Vice President, Chief Compliance Officer for Williamsburg Investment Trust (2020-current); Senior Vice President- Chief Compliance Officer, PNC Funds (2014-2019).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of October 31, 2022, the Trust was comprised of 68 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s Adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s Adviser.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-766-2264.

10/31/22 – NLFT_v1

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. April 2021

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-631-490-4300

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

Investment Advisor
Clark Capital Management Group, Inc.
1650 Market Street, 53rd Floor
Philadelphia, PA 19103

Administrator
Ultimus Fund Solutions LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-877-766-2264 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-877-766-2264.

Investor Information: 1-877-766-2264

NAVIGATOR-AR22

(b) Not applicable.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)  Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)  Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Taylor and Mr. Gersten are independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FY 2022 - $ 78,800

FY 2021 - $ 78,800

(b)	Audit-Related Fees

2022 – None

2021 - None

(c)	Tax Fees

FY 2022 - $ 12,700

FY 2021 - $ 13,200

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2022 - $0

2021 - $3,000

17f-1 Security Count for Navigator Sentry.

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

                                               2022           2021

                       Audit-Related Fees:      0.00%        0.00%

Tax Fees:                     0.00%       0.00%

All Other Fees:             0.00%       0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

FY 2022 - $ 12,700

FY 2021 - $ 13,200

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 1/3/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 1/3/23

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Treasurer/Principal Financial Officer

Date 1/3/23